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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5032

BARON INVESTMENT FUNDS TRUST f/k/a BARON ASSET FUND

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Investment Funds Trust

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1.	Report to Stockholders.

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Baron Discovery Fund

Baron Durable Advantage Fund

September 30, 2019

Baron Funds®

Baron Investment Funds Trust

Annual Financial Report

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Baron Funds (“Baron”) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Baron website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Baron or your financial intermediary electronically by contacting your financial intermediary or going to icsdelivery.com/baronfunds.

You may elect to receive all future reports in paper free of charge. You can inform Baron or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included on the envelope or slip inserted with this disclosure. Your election to receive reports in paper will apply to all funds held with Baron or your financial intermediary.

DEAR BARON INVESTMENT FUNDS SHAREHOLDER:

In this report, you will find audited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund and Baron Durable Advantage Fund (the “Funds”) for the year ended September 30, 2019. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer November 25, 2019	Linda S. Martinson Chairman, President and Chief Operating Officer November 25, 2019	Peggy Wong Treasurer and Chief Financial Officer November 25, 2019

This Annual Financial Report is for the Baron Investment Funds Trust, which currently has seven series: Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund and Baron Durable Advantage Fund. If you are interested in Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron WealthBuilder Fund, and Baron Health Care Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Legal Notices” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Asset Fund (Unaudited)	September 30, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2019
	One Year	Three Years	Five Years	Ten Years	Since Inception (June 12, 1987)
Baron Asset Fund — Retail Shares[1,2]	7.82%	17.56%	12.96%	14.19%	11.66%
Baron Asset Fund — Institutional Shares[1,2,4]	8.11%	17.88%	13.26%	14.50%	11.75%
Baron Asset Fund — R6 Shares[1,2,4]	8.09%	17.87%	13.26%	14.50%	11.75%
Russell Midcap Growth Index[1]	5.20%	14.50%	11.12%	14.08%	10.17%	[3]
S&P 500 Index[1]	4.25%	13.39%	10.84%	13.24%	9.76%

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The Russell MidcapTM Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends reinvested, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	For the period June 30, 1987 to September 30, 2019.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2019 (Unaudited)	Baron Asset Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2019

Percent of Net Assets
IDEXX Laboratories, Inc.	6.1%
Gartner, Inc.	5.2%
Verisk Analytics, Inc.	4.8%
Mettler-Toledo International, Inc.	4.1%
Guidewire Software, Inc.	3.4%
Vail Resorts, Inc.	3.4%
ANSYS, Inc.	3.1%
Verisign, Inc.	3.0%
CoStar Group, Inc.	3.0%
TransUnion	2.8%

38.9%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2019†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2019, Baron Asset Fund1 increased 7.82%, while the Russell Midcap Growth Index gained 5.20% and the S&P 500 Index gained 4.25%.

Baron Asset Fund invests primarily in medium-sized growth companies for the long term, using a value-oriented purchase discipline. The Fund purchases companies that we believe have sustainable competitive advantages, strong financial characteristics, and exceptional management; and operate in industries with favorable growth characteristics.

U.S. equity indexes started off the 12-month period with a steep decline, fueled by trade tensions with China, the possibility of rising interest rates, and slowing global growth. The market recovered over the next six months, with most major indexes reaching new highs, as investors appeared encouraged by signs of easing trade tensions and focused instead on attractive stock valuations and indications of a more dovish Federal Reserve. Volatility returned late in the period, as trade tensions flared yet again, global growth showed renewed signs of a slowdown and the 10-year and 2-year U.S. yield curves inverted. Nevertheless, domestic economic and employment data remained strong, with wage growth and consumer confidence suggesting that the record-long period of expansion may still have some runway if concerns over geopolitical uncertainties abate.

Information Technology, Industrials, and Financials were the top contributing sectors in the period. Consumer Discretionary, Communication Services, and Energy detracted.

Verisk Analytics, Inc., a leading data and analytics vendor, contributed the most on solid quarterly financial results throughout the period. The Insurance segment maintained strong performance, and both the Energy and Financial Services segments showed signs of improvement. We remain positive about the competitive positioning, defensive business model, long-term growth, margin expansion, and capital deployment prospects for the business.

Vail Resorts, Inc., a global operator of ski resorts, detracted the most, due to destination visitation that missed investor expectations and lowered 2019 guidance early in the period. However, toward the end of the period, Vail regained ground on strong growth in pass sales for the upcoming ski season. We think the recent closing of the Peak Resorts acquisition, which opens up access to 17 additional ski resorts across the U.S., should drive more season pass sales. Growth in season pass sales helps lock up revenue early, giving strong visibility to earnings and cash flow. We retain conviction.

We continue to believe that mid-sized growth stocks represent an attractive investment opportunity. The U.S. economy remains among the world’s healthiest, its equity market multiples remain within the range of their long-term historic averages, and interest rates continue to be quite low by historic standards. We believe our diversified portfolio of fast growing, well managed, competitively advantaged businesses will continue to perform well in this environment. There is, of course, no guarantee that this will be the case.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Growth Fund (Unaudited)	September 30, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2019
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 1994)
Baron Growth Fund — Retail Shares[1,2]	5.09%	16.70%	11.61%	13.70%	13.11%
Baron Growth Fund — Institutional Shares[1,2,3]	5.36%	17.00%	11.89%	14.00%	13.23%
Baron Growth Fund — R6 Shares[1,2,3]	5.36%	17.01%	11.90%	14.00%	13.23%
Russell 2000 Growth Index[1]	(9.63)%	9.79%	9.08%	12.25%	7.74%
S&P 500 Index[1]	4.25%	13.39%	10.84%	13.24%	9.94%

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends reinvested, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2019 (Unaudited)	Baron Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2019

Percent of Net Assets
CoStar Group, Inc.	7.4%
Vail Resorts, Inc.	7.0%
Arch Capital Group Ltd.	6.0%
MSCI, Inc.	5.8%
ANSYS, Inc.	4.9%
Gartner, Inc.	4.7%
FactSet Research Systems, Inc.	4.5%
IDEXX Laboratories, Inc.	4.4%
Choice Hotels International, Inc.	3.9%
Bright Horizons Family Solutions, Inc.	3.8%

52.4%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2019†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2019, Baron Growth Fund1 gained 5.09%, while the Russell 2000 Growth Index declined 9.63% and the S&P 500 Index gained 4.25%.

Baron Growth Fund invests primarily in small-sized U.S. growth companies for the long term. Through independent research, we utilize an investment approach that we believe allows us to look at a business’s fundamental characteristics and beyond the current market environment. We invest based on the potential profitability of a business at what we believe are attractive valuations.

U.S. equity indexes started off the 12-month period with a steep decline, fueled by trade tensions with China, the possibility of rising interest rates, and slowing global growth. The market recovered over the next six months, with most major indexes reaching new highs, as investors appeared encouraged by signs of easing trade tensions and focused instead on attractive stock valuations and indications of a more dovish Federal Reserve. Volatility returned late in the period, as trade tensions flared yet again, global growth showed renewed signs of a slowdown and the 10-year and 2-year U.S. yield curves inverted. Nevertheless, domestic economic and employment data remained strong, with wage growth and consumer confidence suggesting that the record-long period of expansion may still have some runway if concerns over geopolitical uncertainties abate.

Financials, Industrials, and Real Estate were the top contributing sectors in the period. Consumer Discretionary, Communication Services, and Information Technology detracted.

CoStar Group, Inc. was the top contributor. Business trends for this real estate information and marketing firm were excellent, with the company’s bookings steadily improving to reach new highs. We see a path for quarterly bookings to improve toward $70 million, driving revenue acceleration toward 20%. The company now has over $1.3 billion of cash on its balance sheet, which we expect it to use for opportunistic acquisitions, which should expand CoStar’s addressable market.

Vail Resorts, Inc., a global operator of ski resorts, detracted the most, due to destination visitation that missed investor expectations and lowered 2019 guidance early in the period. However, toward the end of the period, Vail regained ground on strong growth in pass sales for the upcoming ski season. We think the recent closing of the Peak Resorts acquisition, which opens up access to 17 additional ski resorts across the U.S., should drive more season pass sales. Growth in season pass sales helps lock up revenue early, giving strong visibility to earnings and cash flow. We retain conviction.

The Fund continues to invest in a portfolio of businesses that have better financial characteristics than the benchmark index against which it is compared. These businesses generally have higher operating profit margins, net margins, EBITDA margins, return on invested capital, return on equity, return on assets, and lower standard deviations of earnings growth. While we do not try to predict short-term macro developments or current events, we believe conditions remain favorable for the U.S. economy and equity markets.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Small Cap Fund (Unaudited)	September 30, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2019
	One Year	Three Years	Five Years	Ten Years	Since Inception (September 30, 1997)
Baron Small Cap Fund — Retail Shares[1,2]	(4.17)%	13.62%	9.64%	12.51%	9.87%
Baron Small Cap Fund — Institutional Shares[1,2,3]	(3.91)%	13.92%	9.93%	12.80%	10.00%
Baron Small Cap Fund — R6 Shares[1,2,3]	(3.91)%	13.91%	9.92%	12.79%	10.00%
Russell 2000 Growth Index[1]	(9.63)%	9.79%	9.08%	12.25%	5.90%
S&P 500 Index[1]	4.25%	13.39%	10.84%	13.24%	7.35%

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends reinvested, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2019 (Unaudited)	Baron Small Cap Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2019

Percent of Net Assets
Guidewire Software, Inc.	4.5%
Gartner, Inc.	3.7%
Bright Horizons Family Solutions, Inc.	3.2%
SBA Communications Corp.	3.1%
Waste Connections, Inc.	2.9%
SiteOne Landscape Supply, Inc.	2.9%
ASGN Incorporated	2.8%
IDEXX Laboratories, Inc.	2.8%
TransDigm Group, Inc.	2.7%
ICON plc	2.7%

31.3%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2019†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended September 30, 2019, Baron Small Cap Fund1 declined 4.17%, while the Russell 2000 Growth Index declined 9.63% and the S&P 500 Index increased 4.25%.

Baron Small Cap Fund invests primarily in small-cap growth companies for the long term. The Fund invests in what we believe are well-run small-cap growth businesses that can be purchased at prices that represent a significant discount to our assessment of future value.

U.S. equity indexes started off the 12-month period with a steep decline, fueled by trade tensions with China, the possibility of rising interest rates, and slowing global growth. The market recovered over the next six months, with most major indexes reaching new highs, as investors appeared encouraged by signs of easing trade tensions and focused instead on attractive stock valuations and indications of a more dovish Federal Reserve. Volatility returned late in the period, as trade tensions flared yet again, global growth showed renewed signs of a slowdown and the 10-year and 2-year U.S. yield curves inverted. Nevertheless, domestic economic and employment data remained strong, with wage growth and consumer confidence suggesting that the record-long period of expansion may still have some runway if concerns over geopolitical uncertainties abate.

Holdings in the Real Estate and Industrials sectors were the top contributors. Information Technology, Health Care, and Materials detracted the most.

TransDigm Group, Inc. was the top contributor. Shares of this producer and supplier of engineered aerospace components for commercial and military aircraft customers increased on strong quarterly results throughout the period, bolstered by steadily growing commercial passenger traffic and growth in defense products. The company also announced the sale of a non-core subsidiary for $920 million. Post-sale, TransDigm will have $2 billion of cash on hand, which can be deployed to other acquisitions. The company continues to surprise to the upside, and we believe it has many years of growth ahead.

GTT Communications, Inc. was the top detractor. Shares of this telecommunications services provider to multi-national enterprise customers declined as the company continued to struggle to integrate the Interoute business acquired last year. We exited our position, as execution has continuously missed investor expectations against high leverage, and we have lost confidence that the company can return to organic growth.

Baron Small Cap Fund invests primarily in classic growth stocks that we believe have significant long-term growth prospects and can be purchased at what we believe are attractive prices because their prospects have not yet been appreciated by investors. We also invest in fallen angels, which are companies that we believe have strong long-term franchises but have disappointed investors with short-term results, creating what we believe is a buying opportunity. A third category of investment is special situations, including special purpose acquisition companies, spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Opportunity Fund (Unaudited)	September 30, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON OPPORTUNITY FUND† (RETAIL SHARES)

IN RELATION TO THE RUSSELL 3000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2019
	One Year	Three Years	Five Years	Ten Years	Since Inception (February 29, 2000)
Baron Opportunity Fund — Retail Shares[1,2]	2.51%	20.53%	13.22%	13.45%	7.00%
Baron Opportunity Fund — Institutional Shares[1,2,3]	2.78%	20.84%	13.52%	13.74%	7.14%
Baron Opportunity Fund — R6 Shares[1,2,3]	2.78%	20.87%	13.55%	13.76%	7.15%
Russell 3000 Growth Index[1]	2.70%	16.36%	13.07%	14.74%	4.70%
S&P 500 Index[1]	4.25%	13.39%	10.84%	13.24%	6.10%

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The Russell 3000® Growth Index measures the performance of those companies classified as growth among the largest 3,000 U.S. companies, and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends reinvested, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2019 (Unaudited)	Baron Opportunity Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2019

Percent of Total Investments
Microsoft Corporation	6.8%
Amazon.com, Inc.	6.1%
Alphabet Inc.	5.4%
Guidewire Software, Inc.	5.2%
Gartner, Inc.	3.8%
Tesla, Inc.	2.8%
CoStar Group, Inc.	2.7%
Equinix, Inc.	2.6%
Trainline Plc	2.4%
Mastercard Incorporated	2.3%

40.1%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2019†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2019, Baron Opportunity Fund1 gained 2.51%, while the Russell 3000 Growth Index gained 2.70% and the S&P 500 Index gained 4.25%.

Baron Opportunity Fund invests primarily in U.S. growth companies that we believe are driving or benefiting from innovation, through development of pioneering, transformative, or technologically advanced products and services. The Fund invests in high growth businesses of any market capitalization, selected for their capital appreciation potential.

U.S. equity indexes started off the 12-month period with a steep decline, fueled by trade tensions with China, the possibility of rising interest rates, and slowing global growth. The market recovered over the next six months, with most major indexes reaching new highs, as investors appeared encouraged by signs of easing trade tensions and focused instead on attractive stock valuations and indications of a more dovish Federal Reserve. Volatility returned late in the period, as trade tensions flared yet again, global growth showed renewed signs of a slowdown and the 10-year and 2-year U.S. yield curves inverted. Nevertheless, domestic economic and employment data remained strong, with wage growth and consumer confidence suggesting that the record-long period of expansion may still have some runway if concerns over geopolitical uncertainties abate.

Investments in Information Technology, Health Care, and Real Estate contributed the most during the period. Communication Services, Consumer Discretionary, and Energy detracted.

The top contributor was argenx SE, a Belgian biotechnology company developing innovative antibody therapies for cancer and auto-immune diseases. Strong performance was driven by a previously undisclosed milestone payment from AbbVie on an underfollowed asset in argenx’s pipeline and an exclusive licensing deal with Halozyme to utilize its subcutaneous technology that we believe practically assures argenx’s lead in the FcRn market. We believe argenx’s FcRn platform is one of the most valuable assets in the biotechnology development space.

e-commerce leader Amazon.com, Inc. was the top detractor. Shares fell on softer revenue growth, but the company remains one of our highest conviction investment ideas. While penetration of e-commerce is rising rapidly, Amazon continues to grow its total addressable market at an unprecedented pace. We believe Amazon’s advertising business has the potential to generate $30 billion in the next four years and the ability to substantially improve Amazon’s core margins. AWS is also the leader in the cloud infrastructure market by a wide margin.

We remain focused on finding unique businesses across different segments of the economy that we believe offer long-term secular growth, sustainable competitive advantages, high-quality management teams, and attractive stock prices. We believe that investment returns for stocks are driven by earnings growth, and therefore direct our research towards understanding the drivers of business profit and projecting future profit growth as accurately as we can.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Fifth Avenue Growth Fund (Unaudited)	September 30, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH FUND†

(RETAIL SHARES) IN RELATION TO THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2019
	One Year	Three Years	Five Years	Ten Years	Since Inception (April 30, 2004)
Baron Fifth Avenue Growth Fund — Retail Shares[1,2]	3.48%	18.38%	13.78%	14.11%	9.23%
Baron Fifth Avenue Growth Fund — Institutional Shares[1,2,3]	3.73%	18.68%	14.08%	14.39%	9.42%
Baron Fifth Avenue Growth Fund — R6 Shares[1,2,3]	3.73%	18.68%	14.08%	14.39%	9.42%
Russell 1000 Growth Index[1]	3.71%	16.89%	13.39%	14.94%	9.95%
S&P 500 Index[1]	4.25%	13.39%	10.84%	13.24%	8.85%

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The Russell 1000® Growth Index measures the performance of large-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends reinvested, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2019 (Unaudited)	Baron Fifth Avenue Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2019

Percent of Net Assets
Amazon.com, Inc.	11.7%
Mastercard Incorporated	5.9%
Alibaba Group Holding Limited	5.0%
Veeva Systems Inc.	5.0%
Alphabet Inc.	4.9%
Visa, Inc.	4.8%
Illumina, Inc.	4.4%
Intuitive Surgical, Inc.	4.3%
Fidelity National Information Services, Inc.	3.8%
Facebook, Inc.	3.7%

53.5%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2019†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2019, Baron Fifth Avenue Growth Fund1 gained 3.48%, while the Russell 1000 Growth Index gained 3.71% and the S&P 500 Index gained 4.25%.

Baron Fifth Avenue Growth Fund focuses on identifying and investing in what we believe are unique companies with sustainable competitive advantages that have the ability to redeploy capital at high rates of return. The portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level the most important determinants of the size of each investment. We expect our highest conviction businesses to have meaningful weight in the portfolio. Sector weightings are incidental to portfolio construction, and exposure to any sector is a result of stock selection.

U.S. equity indexes started off the 12-month period with a steep decline, fueled by trade tensions with China, the possibility of rising interest rates, and slowing global growth. The market recovered over the next six months, with most major indexes reaching new highs, as investors appeared encouraged by signs of easing trade tensions and focused instead on attractive stock valuations and indications of a more dovish Federal Reserve. Volatility returned late in the period, as trade tensions flared yet again, global growth showed renewed signs of a slowdown and the 10-year and 2-year U.S. yield curves inverted. Nevertheless, domestic economic and employment data remained strong, with wage growth and consumer confidence suggesting that the record-long period of expansion may still have some runway if concerns over geopolitical uncertainties abate.

Information Technology, Financials, and Real Estate were the top contributing sectors in the period. Consumer Discretionary, Communication Services, and Industrials detracted.

Cloud software provider Veeva Systems Inc. was the top contributor due to sustainable growth in its CRM business and rapid growth in in its newer Vault business. New product development, maturing product offerings, and a loyal customer base are adding confidence in Veeva’s unique position and in its ability to support growth while generating significant free cash flow.

e-commerce leader Amazon.com, Inc. was the top detractor. Shares fell on softer revenue growth, but the company remains one of our highest conviction investment ideas. While penetration of e-commerce is rising rapidly, Amazon continues to grow its total addressable market at an unprecedented pace. We believe Amazon’s advertising business has the potential to generate $30 billion in the next four years and the ability to substantially improve Amazon’s core margins. AWS is also the leader in the cloud infrastructure market by a wide margin.

The Fund seeks to manage risk by focusing on business risk (competition, management, regulations), valuation risk (purchase price providing a large enough margin of safety), financial risk (leverage and capital structure), and analysis risk (our assumptions). Our objective is not to predict how markets may perform in a given year. Instead, we aim to create a portfolio of unique companies with different end markets because, in our experience, this is the best way to manage market risk over time.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Discovery Fund (Unaudited)	September 30, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON DISCOVERY FUND† (RETAIL SHARES)

IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2019
	One Year	Three Years	Five Years	Since Inception (September 30, 2013)
Baron Discovery Fund — Retail Shares[1,2]	(11.93)%	16.05%	12.91%	13.55%
Baron Discovery Fund — Institutional Shares[1,2]	(11.75)%	16.33%	13.18%	13.83%
Baron Discovery Fund — R6 Shares[1,2,3]	(11.75)%	16.33%	13.19%	13.83%
Russell 2000 Growth Index[1]	(9.63)%	9.79%	9.08%	8.18%
S&P 500 Index[1]	4.25%	13.39%	10.84%	12.27%

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends reinvested, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

September 30, 2019 (Unaudited)	Baron Discovery Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2019

Percent of Net Assets
Kinsale Capital Group, Inc.	3.8%
Mercury Systems, Inc.	3.5%
RIB Software SE	3.1%
Americold Realty Trust	3.1%
Floor & Decor Holdings, Inc.	3.1%
Emergent BioSolutions Inc.	2.8%
SiteOne Landscape Supply, Inc.	2.7%
TPI Composites, Inc.	2.5%
Rexford Industrial Realty, Inc.	2.5%
TherapeuticsMD, Inc.	2.4%

29.5%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2019†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2019, Baron Discovery Fund1 declined 11.93%, while the Russell 2000 Growth Index declined 9.63% and the S&P 500 Index gained 4.25%.

Baron Discovery Fund invests primarily in small-sized U.S. growth companies, at the time of purchase, with market capitalizations up to the largest market cap stock in the Russell 2000 Growth Index at June 30, or companies with market capitalizations up to $2.5 billion, whichever is larger, so long as the purchase of those securities would not cause the Fund’s weighted average market capitalization to exceed that of the Russell 2000 Growth Index. If at any time the Fund’s weighted average market capitalization exceeds that of the Russell 2000 Growth Index, the Fund may only purchase securities with market capitalizations up to the weighted average market capitalization of the Russell 2000 Growth Index. We seek investments for the Fund that are for the long term at attractive valuations in companies with appropriately capitalized, open-ended growth opportunities, exceptional leadership, and sustainable competitive advantages.

U.S. equity indexes started off the 12-month period with a steep decline, fueled by trade tensions with China, the possibility of rising interest rates, and slowing global growth. The market recovered over the next six months, with most major indexes reaching new highs, as investors appeared encouraged by signs of easing trade tensions and focused instead on attractive stock valuations and indications of a more dovish Federal Reserve. Volatility returned late in the period, as trade tensions flared yet again, global growth showed renewed signs of a slowdown and the 10-year and 2-year U.S. yield curves inverted. Nevertheless, domestic economic and employment data remained strong, with wage growth and consumer confidence suggesting that the record-long period of expansion may still have some runway if concerns over geopolitical uncertainties abate.

Real Estate, Financials, and Industrials were the top contributing sectors. Health Care, Consumer Staples, and Consumer Discretionary detracted.

Kinsale Capital Group, Inc. was the top contributor in the period. The company is a property and casualty insurance carrier focused on the specialty excess and surplus (“E&S”) lines market. The E&S segment accounts for $50 billion of annual premiums and has historically grown faster and with higher margins than the overall insurance market. Shares increased on strong financial results driven by the continued improvement of E&S market conditions after retrenchment from several large competitors.

Medical device company Sientra, Inc. was the top detractor. Shares declined as a result of delays in ramping of a breast implant facility and industry concerns over textured implant safety that dampened overall procedure volume. Sientra’s textured implants have far fewer negative incidences per implant versus competitors, and there was no bad news in the wake of an FDA industry oversight meeting. We believe shares will rebound as Sientra increases production of implants.

We think the long-term fundamentals of our companies remain strong. We believe that the companies we own are high quality, innovative and run by excellent management teams. We are optimistic that they will be significantly bigger next year than they are today and that this growth can continue for years after. There is, of course, no guarantee that this will be the case.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Durable Advantage Fund	September 30, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON DURABLE ADVANTAGE FUND

(RETAIL SHARES) IN RELATION TO THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2019
	One Year	Since Inception (December 29, 2017)
Baron Durable Advantage Fund — Retail Shares[1,2]	9.97%	9.98%
Baron Durable Advantage Fund — Institutional Shares[1,2]	10.23%	10.25%
Baron Durable Advantage Fund — R6 Shares[1,2]	10.34%	10.25%
S&P 500 Index[1]	4.25%	8.46%

[1]

The index is unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. The index and the Fund are with dividends reinvested, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

September 30, 2019 (Unaudited)	Baron Durable Advantage Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2019

Percent of Net Assets
Microsoft Corporation	5.2%
IHS Markit Ltd.	4.9%
Mastercard Incorporated	4.9%
S&P Global Inc.	4.7%
Moody’s Corporation	4.6%
Constellation Brands, Inc.	4.3%
Danaher Corporation	4.2%
Apple, Inc.	4.0%
Accenture plc	3.8%
UnitedHealth Group Incorporated	3.3%

43.9%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2019†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2019, Baron Durable Advantage Fund1 increased 9.97%, while the S&P 500 Index rose 4.25%.

Baron Durable Advantage Fund invests primarily in large-sized U.S. companies with competitive advantages and market capitalizations no smaller than the top 90th percentile by market capitalization of the S&P 500 Index at June 30, or companies with market capitalizations above $10 billion, whichever is smaller. The Fund emphasizes businesses with excess free cash flow that can be returned to shareholders.

U.S. equity indexes started off the 12-month period with a steep decline, fueled by trade tensions with China, the possibility of rising interest rates, and slowing global growth. The market recovered over the next six months, with most major indexes reaching new highs, as investors appeared encouraged by signs of easing trade tensions and focused instead on attractive stock valuations and indications of a more dovish Federal Reserve. Volatility returned late in the period, as trade tensions flared yet again, global growth showed renewed signs of a slowdown and the 10-year and 2-year U.S. yield curves inverted. Nevertheless, domestic economic and employment data remained strong, with wage growth and consumer confidence suggesting that the record-long period of expansion may still have some runway if concerns over geopolitical uncertainties abate.

Holdings in Information Technology, Financials, and Health Care contributed most to performance. Communication Services was the only detracting sector.

Life sciences tools company Danaher Corporation was the top contributor. Shares appreciated after the company announced the acquisition of GE’s bioproduction business for $21 billion. The recently acquired business is a leader in the fast-growing, attractive bioproduction market, and the transaction brings scale to Danaher’s existing bioproduction business. We expect the acquisition to elevate Danaher’s growth rate and to be accretive to earnings, and it increases our conviction in our investment thesis.

Video game publisher Activision Blizzard, Inc. was the top detractor due to questions around the company’s launch slate for 2019 and broad negative sentiment across the video game sector. We exited our position.

Our goal is to invest in large-cap companies that we believe have strong and durable competitive advantages, proven track records of successful capital allocation, high returns on invested capital, and high free cash flow generation, a significant portion of which is regularly returned to the shareholders in the form of either dividends or share repurchases. We hope to maximize long-term returns without taking significant risks of permanent loss of capital. We are optimistic about the prospects of the companies in which we are invested and will always continue to search for new ideas and opportunities.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Asset Fund	September 30, 2019

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2019

Shares		Cost	Value
Common Stocks (97.70%)
Communication Services (2.77%)
	Cable & Satellite (1.03%)
425,000	Liberty Broadband Corporation, Cl C1	$32,000,689	$44,484,750

	Interactive Media & Services (1.74%)
220,000	IAC/InterActiveCorp[1]	48,083,119	47,953,400
918,374	Zillow Group, Inc., Cl C1	27,002,314	27,385,913

		75,085,433	75,339,313

Total Communication Services		107,086,122	119,824,063

Consumer Discretionary (8.42%)
	Hotels, Resorts & Cruise Lines (2.07%)
556,442	Choice Hotels International, Inc.	5,979,508	49,501,081
543,233	Hyatt Hotels Corp., Cl A	16,817,762	40,019,975

		22,797,270	89,521,056

	Internet & Direct Marketing Retail (2.02%)
25,759	Booking Holdings, Inc.[1]	4,113,567	50,554,871
275,627	Expedia Group, Inc.	33,767,566	37,047,025

		37,881,133	87,601,896

	Leisure Facilities (3.36%)
639,538	Vail Resorts, Inc.	12,388,781	145,533,267

	Specialty Stores (0.97%)
455,117	Tiffany & Co.	28,342,285	42,157,488

Total Consumer Discretionary		101,409,469	364,813,707

Financials (12.12%)
	Asset Management & Custody Banks (0.81%)
307,514	T. Rowe Price Group, Inc.	11,188,453	35,133,475

	Financial Exchanges & Data (4.42%)
390,725	FactSet Research Systems, Inc.	21,032,965	94,934,453
257,267	MarketAxess Holdings, Inc.	31,487,484	84,254,943
326,189	Tradeweb Markets Inc., Cl A	11,978,713	12,062,469

		64,499,162	191,251,865

	Insurance Brokers (1.74%)
390,421	Willis Towers Watson plc[2]	49,888,995	75,339,540

	Investment Banking & Brokerage (2.05%)
2,125,936	The Charles Schwab Corp.	1,921,092	88,927,903

	Property & Casualty Insurance (2.32%)
2,393,444	Arch Capital Group Ltd.[1],2	8,625,560	100,476,779

	Regional Banks (0.78%)
350,421	First Republic Bank	9,109,161	33,885,711

Total Financials		145,232,423	525,015,273

Shares		Cost	Value
Common Stocks (continued)
Health Care (22.81%)
	Biotechnology (0.99%)
75,000	argenx SE, ADR[1],[2]	$10,263,438	$8,547,000
244,658	Sage Therapeutics, Inc.[1]	38,535,486	34,323,071

		48,798,924	42,870,071

	Health Care Equipment (8.35%)
188,000	DexCom, Inc.[1]	28,214,251	28,057,120
976,630	IDEXX Laboratories, Inc.[1]	18,197,737	265,574,996
199,644	Teleflex, Inc.	40,334,965	67,829,049

		86,746,953	361,461,165

	Health Care Supplies (3.44%)
215,418	The Cooper Companies, Inc.	36,713,299	63,979,146
598,404	West Pharmaceutical Services, Inc.	26,107,582	84,865,655

		62,820,881	148,844,801

	Health Care Technology (1.71%)
484,386	Veeva Systems Inc., Cl A1	30,296,950	73,960,898

	Life Sciences Tools & Services (8.32%)
100,682	10X Genomics, Inc., Cl A1	3,926,598	5,074,373
441,986	Bio-Techne Corporation	48,051,890	86,483,401
302,552	Illumina, Inc.[1]	13,002,071	92,042,369
251,117	Mettler-Toledo International, Inc.[1]	26,581,877	176,886,815

		91,562,436	360,486,958

Total Health Care		320,226,144	987,623,893

Industrials (17.94%)
	Aerospace & Defense (0.78%)
588,082	BWX Technologies, Inc.	29,416,776	33,644,171

	Agricultural & Farm Machinery (1.03%)
607,045	The Toro Co.	37,800,467	44,496,398

	Environmental & Facilities Services (0.86%)
1,095,612	Rollins, Inc.	24,597,482	37,327,501

	Industrial Conglomerates (2.16%)
262,192	Roper Technologies, Inc.	27,831,603	93,497,667

	Industrial Machinery (1.74%)
460,760	IDEX Corporation	36,231,831	75,509,349

	Research & Consulting Services (11.37%)
2,075,474	Clarivate Analytics Plc[1,2]	33,261,499	35,013,246
219,493	CoStar Group, Inc.[1]	44,044,865	130,203,248
1,468,500	TransUnion	79,691,638	119,110,035
1,316,206	Verisk Analytics, Inc.	46,585,700	208,144,817

		203,583,702	492,471,346

Total Industrials		359,461,861	776,946,432

16	See Notes to Financial Statements.

September 30, 2019	Baron Asset Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2019

Shares		Cost	Value
Common Stocks (continued)
Information Technology (26.80%)
	Application Software (11.06%)
611,856	ANSYS, Inc.[1]	$29,041,017	$135,440,444
380,000	Aspen Technology, Inc.[1]	38,965,115	46,770,400
1,569,093	Ceridian HCM Holding, Inc.[1]	60,253,761	77,466,121
1,411,809	Guidewire Software, Inc.[1]	76,708,781	148,776,433
1,042,076	SS&C Technologies Holdings, Inc.	32,682,577	53,739,859
90,000	The Trade Desk, Cl A1	17,937,948	16,879,500

		255,589,199	479,072,757

	Data Processing & Outsourced Services (4.28%)
770,217	Fidelity National Information Services, Inc.	48,700,871	102,254,009
217,448	FleetCor Technologies, Inc.[1]	12,816,767	62,359,738
268,986	MAXIMUS, Inc.	13,080,694	20,781,858

		74,598,332	185,395,605

	Electronic Components (0.76%)
340,000	Amphenol Corp., Cl A	31,503,447	32,810,000

	Internet Services & Infrastructure (4.31%)
699,103	Verisign, Inc.[1]	42,196,952	131,871,799
468,000	Wix.com Ltd.[1,2]	41,821,919	54,634,320

		84,018,871	186,506,119

	IT Consulting & Other Services (5.23%)
1,584,323	Gartner, Inc.[1]	39,586,888	226,542,346

	Technology Distributors (1.16%)
407,363	CDW Corp.	27,215,415	50,203,416

Total Information Technology		512,512,152	1,160,530,243

Real Estate (6.84%)
	Office REITs (0.33%)
41,583	Alexander’s, Inc.[4]	1,760,107	14,487,933

	Real Estate Services (1.52%)
1,243,323	CBRE Group, Inc., Cl A1	19,021,762	65,908,552

	Specialized REITs (4.99%)
136,000	Alexandria Real Estate Equities, Inc.[4]	20,316,293	20,949,440
133,416	Equinix, Inc.	12,783,698	76,954,349
489,856	SBA Communications Corp.	18,137,560	118,128,774

		51,237,551	216,032,563

Total Real Estate		72,019,420	296,429,048

Total Common Stocks		1,617,947,591	4,231,182,659

Private Partnerships (0.01%)
Financials (0.01%)
	Asset Management & Custody Banks (0.01%)
7,056,223	Windy City Investments Holdings, L.L.C.[1,3,4,6]	0	179,228

Principal Amount		Cost	Value
Short Term Investments (1.98%)
$85,756,291	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2019, 0.35% due 10/1/2019; Proceeds at maturity - $85,757,125; (Fully collateralized by $27,885,000 U.S. Treasury Note, 2.875% due 8/15/2028; Market value - $30,758,633) and $50,000,000 U.S. Treasury Note, 3.125% due 11/15/2028; Market value - $56,717,800)[5]	$85,756,291	$85,756,291

Total Investments (99.69%)		$1,703,703,882	4,317,118,178

Cash and Other Assets Less Liabilities (0.31%)			13,559,523

Net Assets			$4,330,677,701

Retail Shares (Equivalent to $82.28 per share based on 27,247,953 shares outstanding)			$2,241,980,173

Institutional Shares (Equivalent to $85.67 per share based on 23,109,986 shares outstanding)			$1,979,735,661

R6 Shares (Equivalent to $85.65 per share based on 1,272,160 shares outstanding)			$108,961,867

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At September 30, 2019, the market value of restricted and fair valued securities amounted to $179,228 or 0.01% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	17

Baron Growth Fund	September 30, 2019

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2019

Shares		Cost	Value
Common Stocks (99.50%)
Communication Services (3.99%)
	Alternative Carriers (2.78%)
8,862,608	Iridium Communications Inc.[1,4]	$55,774,685	$188,596,298

	Movies & Entertainment (1.21%)
5,000,000	Manchester United plc, Cl A2	70,291,779	82,150,000

Total Communication Services		126,066,464	270,746,298

Consumer Discretionary (20.24%)
	Casinos & Gaming (2.75%)
725,000	Boyd Gaming Corporation	18,479,841	17,363,750
5,640,000	Penn National Gaming, Inc.[1]	76,554,318	105,045,000
3,156,887	Red Rock Resorts, Inc., Cl A	66,164,237	64,100,591

		161,198,396	186,509,341

	Education Services (3.76%)
1,675,000	Bright Horizons Family Solutions, Inc.[1]	53,610,279	255,437,500

	General Merchandise Stores (0.27%)
310,000	Ollie’s Bargain Outlet Holdings, Inc.[1]	14,541,755	18,178,400

	Hotels, Resorts & Cruise Lines (6.42%)
3,000,000	Choice Hotels International, Inc.[4]	72,782,127	266,880,000
1,550,000	Marriott Vacations Worldwide Corp.	84,292,546	160,595,500
555,000	OneSpaWorld Holdings Ltd.[1,2,5]	5,550,000	8,619,150

		162,624,673	436,094,650

	Leisure Facilities (7.04%)
2,100,000	Vail Resorts, Inc.[4]	65,291,780	477,876,000

Total Consumer Discretionary		457,266,883	1,374,095,891

Consumer Staples (0.68%)
	Food Distributors (0.68%)
1,000,000	Performance Food Group Co.[1]	19,000,000	46,010,000

Financials (27.76%)
	Asset Management & Custody Banks (2.52%)
2,400,000	The Carlyle Group	50,219,527	61,344,000
2,000,000	Cohen & Steers, Inc.	48,597,830	109,860,000

		98,817,357	171,204,000

	Financial Exchanges & Data (12.72%)
1,250,000	FactSet Research Systems, Inc.	62,536,096	303,712,500
1,150,000	Morningstar, Inc.	27,237,863	168,061,000
1,800,000	MSCI, Inc.	34,264,435	391,950,000

		124,038,394	863,723,500

	Investment Banking & Brokerage (0.68%)
450,000	Houlihan Lokey, Inc.	19,625,873	20,295,000
775,000	Moelis & Co., Cl A	19,151,132	25,458,750

		38,777,005	45,753,750

	Life & Health Insurance (3.51%)
1,875,000	Primerica, Inc.	40,103,890	238,556,250

Shares		Cost	Value
Common Stocks (continued)
Financials (continued)

	Property & Casualty Insurance (7.50%)
9,725,000	Arch Capital Group Ltd.[1,2]	$30,657,488	$408,255,500
978,449	Kinsale Capital Group, Inc.	32,761,205	101,083,566

		63,418,693	509,339,066

	Thrifts & Mortgage Finance (0.83%)
530,000	Essent Group Ltd.[2]	14,737,154	25,265,100
100,059	LendingTree, Inc.[1]	24,206,736	31,061,316

		38,943,890	56,326,416

Total Financials		404,099,229	1,884,902,982

Health Care (10.49%)
	Biotechnology (0.22%)
330,000	Alector, Inc.[1]	7,092,149	4,758,600
678,051	Denali Therapeutics, Inc.[1]	12,825,338	10,387,741

		19,917,487	15,146,341

	Health Care Equipment (4.41%)
1,100,000	IDEXX Laboratories, Inc.[1]	16,287,498	299,123,000

	Health Care Supplies (1.85%)
573,717	Neogen Corp.[1]	13,141,411	39,075,865
610,000	West Pharmaceutical Services, Inc.	20,909,842	86,510,200

		34,051,253	125,586,065

	Life Sciences Tools & Services (3.86%)
432,655	Adaptive Biotechnologies Corporation[1]	14,268,834	13,369,040
850,000	Bio-Techne Corporation	44,923,356	166,319,500
116,500	Mettler-Toledo International, Inc.[1]	5,334,241	82,062,600

		64,526,431	261,751,140

	Pharmaceuticals (0.15%)
300,000	Dechra Pharmaceuticals PLC (United Kingdom)[2,6]	8,518,489	10,211,884

Total Health Care		143,301,158	711,818,430

Industrials (10.34%)
	Building Products (1.99%)
1,490,000	Trex Company, Inc.[1]	27,131,528	135,485,700

	Environmental & Facilities Services (0.10%)
386,108	BrightView Holdings, Inc.[1]	4,656,114	6,621,752

	Industrial Machinery (0.41%)
90,507	Albany International Corp., Cl A	6,117,079	8,160,111
4,275,000	Marel hf (Netherlands)[2]	18,281,670	19,570,058

		24,398,749	27,730,169

	Research & Consulting Services (7.43%)
850,000	CoStar Group, Inc.[1]	36,184,525	504,220,000

	Trading Companies & Distributors (0.41%)
675,000	Air Lease Corp.	15,498,764	28,228,500

Total Industrials		107,869,680	702,286,121

18	See Notes to Financial Statements.

September 30, 2019	Baron Growth Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2019

Shares		Cost	Value
Common Stocks (continued)
Information Technology (17.93%)
	Application Software (11.60%)
725,000	Altair Engineering, Inc., Cl A1	$11,330,019	$25,099,500
1,500,000	ANSYS, Inc.[1]	35,363,291	332,040,000
2,200,000	Benefitfocus, Inc.[1,4]	83,233,571	52,382,000
1,190,000	Guidewire Software, Inc.[1]	38,711,926	125,402,200
1,000,000	Pegasystems, Inc.	13,997,009	68,050,000
3,575,000	SS&C Technologies Holdings, Inc.	28,111,122	184,362,750

		210,746,938	787,336,450

	Data Processing & Outsourced Services (0.23%)
205,000	MAXIMUS, Inc.	3,702,541	15,838,300

	Electronic Components (0.69%)
265,000	Littelfuse, Inc.	29,679,172	46,987,150

	Internet Services & Infrastructure (0.75%)
438,207	Wix.com Ltd.[1,2]	28,664,771	51,156,285

	IT Consulting & Other Services (4.66%)
2,210,000	Gartner, Inc.[1]	33,498,066	316,007,900

Total Information Technology		306,291,488	1,217,326,085

Real Estate (8.07%)
	Diversified REITs (0.32%)
460,135	American Assets Trust, Inc.	8,484,044	21,506,710

	Office REITs (2.83%)
91,000	Alexander’s, Inc.[5]	11,506,781	31,705,310
3,750,000	Douglas Emmett, Inc.	43,603,704	160,612,500

		55,110,485	192,317,810

	Real Estate Development (0.18%)
675,000	Forestar Group, Inc.[1]	11,930,668	12,339,000

	Specialized REITs (4.74%)
750,000	Alexandria Real Estate Equities, Inc.[5]	26,438,288	115,530,000
5,400,000	Gaming and Leisure Properties, Inc.	117,127,090	206,496,000

		143,565,378	322,026,000

Total Real Estate		219,090,575	548,189,520

Total Common Stocks		1,782,985,477	6,755,375,327

Private Preferred Stocks (0.08%)
Health Care (0.08%)
	Health Care Technology (0.08%)
3,354,353	Schrödinger, Inc., Series E1,3,5,7	4,999,999	5,870,118

Shares		Cost	Value
Private Partnerships (0.00%)
Financials (0.00%)
	Asset Management & Custody Banks (0.00%)
2,375,173	Windy City Investments Holdings, L.L.C.[1,3,5,7]	$0	$60,329

Warrants (0.01%)
Consumer Discretionary (0.01%)
	Hotels, Resorts & Cruise Lines (0.01%)
96,515	OneSpaWorld Holdings Ltd. Warrants, Exp 3/20/2031[1,2,5,6]	0	550,135

Principal Amount
Short Term Investments (0.60%)
$40,856,879	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2019, 0.35% due 10/1/2019; Proceeds at maturity - $40,857,276; (Fully collateralized by $37,785,000 U.S. Treasury Note, 2.875% due 8/15/2028; Market value - $41,678,858)[6]	40,856,879	40,856,879

Total Investments (100.19%)		$1,828,842,355	6,802,712,788

Liabilities Less Cash and Other Assets (-0.19%)			(13,207,044)

Net Assets			$6,789,505,744

Retail Shares (Equivalent to $78.95 per share based on 31,753,587 shares outstanding)			$2,506,967,489

Institutional Shares (Equivalent to $81.69 per share based on 50,812,644 shares outstanding)			$4,150,891,456

R6 Shares (Equivalent to $81.70 per share based on 1,611,343 shares outstanding)			$131,646,799

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At September 30, 2019, the market value of restricted and fair valued securities amounted to $5,930,447 or 0.08% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	See Note 10 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	19

Baron Small Cap Fund	September 30, 2019

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2019

Shares		Cost	Value
Common Stocks (96.72%)
Communication Services (4.42%)
	Cable & Satellite (2.09%)
100,000	Liberty Broadband Corporation, Cl A1	$404,823	$10,452,000
275,000	Liberty Broadband Corporation, Cl C1	1,079,680	28,784,250
1,000,000	Liberty SiriusXM Group, Cl C1	2,168,308	41,960,000

		3,652,811	81,196,250

	Movies & Entertainment (2.33%)
750,000	Liberty Media Corporation-Liberty Formula One, Cl C1	10,168,679	31,192,500
225,000	The Madison Square Garden Company, Cl A1	11,968,716	59,292,000

		22,137,395	90,484,500

Total Communication Services		25,790,206	171,680,750

Consumer Discretionary (15.61%)
	Casinos & Gaming (1.57%)
3,000,000	Red Rock Resorts, Inc., Cl A	65,067,490	60,915,000

	Education Services (3.24%)
825,000	Bright Horizons Family Solutions, Inc.[1]	25,784,147	125,812,500

	General Merchandise Stores (0.60%)
400,000	Ollie’s Bargain Outlet Holdings, Inc.[1]	24,205,463	23,456,000

	Home Improvement Retail (2.64%)
2,000,000	Floor & Decor Holdings, Inc., Cl A1	78,500,578	102,300,000

	Homebuilding (2.22%)
1,500,000	Installed Building Products, Inc.[1]	88,307,354	86,010,000

	Hotels, Resorts & Cruise Lines (1.00%)
2,500,000	OneSpaWorld Holdings Ltd.[1,2,5]	27,000,000	38,825,000

	Internet & Direct Marketing Retail (0.65%)
600,000	The RealReal, Inc.[1]	12,949,355	13,416,000
500,000	Revolve Group, Inc.[1]	9,535,208	11,685,000

		22,484,563	25,101,000

	Leisure Facilities (1.19%)
800,000	Planet Fitness, Inc., Cl A1	28,416,505	46,296,000

	Restaurants (1.55%)
600,000	BJ’s Restaurants, Inc.	23,242,737	23,304,000
800,000	The Cheesecake Factory, Inc.	21,568,144	33,344,000
40,000	Wingstop Inc.	574,326	3,491,200

		45,385,207	60,139,200

	Specialty Stores (0.95%)
3,000,000	Hudson Ltd., Cl A1,2	54,314,533	36,810,000

Total Consumer Discretionary		459,465,840	605,664,700

Financials (1.36%)
	Investment Banking & Brokerage (1.36%)
625,000	Houlihan Lokey, Inc.	28,909,333	28,187,500
750,000	Moelis & Co., Cl A	15,297,250	24,637,500

Total Financials		44,206,583	52,825,000

Shares		Cost	Value
Common Stocks (continued)
Health Care (18.57%)
	Biotechnology (0.45%)
1,250,000	Abcam plc (United Kingdom)[2,6]	$11,616,424	$17,614,891

	Health Care Equipment (6.44%)
650,000	Cantel Medical Corp.	33,013,793	48,620,000
300,000	DexCom, Inc.[1]	3,984,388	44,772,000
400,000	IDEXX Laboratories, Inc.[1]	6,012,291	108,772,000
300,000	Inspire Medical Systems, Inc.[1,5]	15,398,159	18,306,000
900,000	Silk Road Medical, Inc.[1,5]	35,055,499	29,277,000

		93,464,130	249,747,000

	Health Care Supplies (0.31%)
177,483	Neogen Corp.[1]	9,609,768	12,088,367

	Health Care Technology (2.09%)
1,200,000	Teladoc Health, Inc.[1]	37,982,777	81,264,000

	Life Sciences Tools & Services (6.93%)
250,000	Adaptive Biotechnologies Corporation[1]	7,637,982	7,725,000
250,000	Guardant Health, Inc.[1,5]	4,953,266	15,957,500
700,000	ICON plc[1,2]	19,870,562	103,138,000
75,000	Mettler-Toledo International, Inc.[1]	3,665,865	52,830,000
900,000	PRA Health Sciences, Inc.[1]	16,553,917	89,307,000

		52,681,592	268,957,500

	Managed Health Care (1.47%)
1,000,000	HealthEquity, Inc.[1]	23,274,521	57,145,000

	Pharmaceuticals (0.88%)
1,000,000	Dechra Pharmaceuticals PLC (United Kingdom)[2,6]	28,027,985	34,039,613

Total Health Care		256,657,197	720,856,371

Industrials (22.02%)
	Aerospace & Defense (4.78%)
1,000,000	Mercury Systems, Inc.[1]	25,872,953	81,170,000
200,000	TransDigm Group, Inc.[1]	0	104,134,000

		25,872,953	185,304,000

	Building Products (1.57%)
625,000	Advanced Drainage Systems, Inc.	19,142,606	20,168,750
450,000	Trex Company, Inc.[1]	35,044,299	40,918,500

		54,186,905	61,087,250

	Environmental & Facilities Services (2.90%)
1,225,000	Waste Connections, Inc.[2]	53,491,667	112,700,000

	Human Resource & Employment Services (2.83%)
1,750,000	ASGN, Inc.[1]	45,317,074	110,005,000

	Industrial Conglomerates (0.66%)
760,000	Raven Industries, Inc.	26,972,733	25,429,600

	Industrial Machinery (4.25%)
725,000	Helios Technologies, Inc.	34,755,037	29,413,250
725,000	John Bean Technologies Corp.	62,999,777	72,086,750
150,000	Nordson Corp.	4,103,822	21,939,000
250,000	RBC Bearings Incorporated[1]	15,921,127	41,477,500

		117,779,763	164,916,500

	Research & Consulting Services (1.74%)
4,000,000	Clarivate Analytics Plc[1,2]	44,078,833	67,480,000

20	See Notes to Financial Statements.

September 30, 2019	Baron Small Cap Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2019

Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)

	Trading Companies & Distributors (3.29%)
1,500,000	SiteOne Landscape Supply, Inc.[1]	$50,671,463	$111,030,000
800,000	Univar Solutions, Inc. (formerly, Univar, Inc.)[1]	15,184,380	16,608,000

		65,855,843	127,638,000

Total Industrials		433,555,771	854,560,350

Information Technology (25.75%)
	Application Software (13.03%)
1,050,000	Altair Engineering, Inc., Cl A1	17,162,704	36,351,000
800,000	Aspen Technology, Inc.[1]	29,983,938	98,464,000
850,000	Ceridian HCM Holding, Inc.[1]	23,711,721	41,964,500
5,997,900	Cision Ltd.[1,2]	64,968,513	46,123,851
1,650,000	Guidewire Software, Inc.[1]	48,997,264	173,877,000
300,000	Pagerduty, Inc.[1]	9,800,372	8,475,000
450,000	The Trade Desk, Cl A1	16,518,585	84,397,500
1,000,000	Yext, Inc.[1]	13,112,639	15,890,000

		224,255,736	505,542,851

	Data Processing & Outsourced Services (3.52%)
3,500,000	Repay Holdings Corporation[1,3,4,6]	35,000,000	45,535,000
450,000	WEX, Inc.[1]	18,982,530	90,931,500

		53,982,530	136,466,500

	Electronic Equipment & Instruments (2.02%)
1,600,000	Cognex Corp.	12,733,859	78,608,000

	Internet Services & Infrastructure (1.80%)
600,000	Wix.com Ltd.[1,2]	33,260,000	70,044,000

	IT Consulting & Other Services (5.38%)
600,000	Endava plc, ADR[1,2]	16,610,349	22,710,000
1,000,000	Gartner, Inc.[1]	14,988,362	142,990,000
1,000,000	LiveRamp Holdings, Inc.[1]	21,949,295	42,960,000

		53,548,006	208,660,000

Total Information Technology		377,780,131	999,321,351

Materials (2.79%)
	Construction Materials (1.00%)
1,750,000	Summit Materials, Inc., Cl A1	32,596,422	38,850,000

	Metal & Glass Containers (0.81%)
800,000	Berry Global Group, Inc.[1]	12,652,147	31,416,000

	Specialty Chemicals (0.98%)
450,000	Ingevity Corp.[1]	39,582,818	38,178,000

Total Materials		84,831,387	108,444,000

Real Estate (6.20%)
	Office REITs (0.21%)
100,000	SL Green Realty Corp.	2,127,325	8,175,000

	Specialized REITs (5.99%)
2,500,000	Americold Realty Trust[5]	54,430,446	92,675,000
500,000	Gaming and Leisure Properties, Inc.	6,306,755	19,120,000
500,000	SBA Communications Corp.	2,014,480	120,575,000

		62,751,681	232,370,000

Total Real Estate		64,879,006	240,545,000

Total Common Stocks		1,747,166,121	3,753,897,522

Shares		Cost	Value
Warrants (0.12%)
Consumer Discretionary (0.04%)
	Hotels, Resorts & Cruise Lines (0.04%)
260,850	OneSpaWorld Holdings Ltd. Warrants, Exp 3/19/2024[1,2,5,6]	$0	$1,486,845

Information Technology (0.08%)
	Data Processing & Outsourced Services (0.08%)
3,500,000	Repay Holdings Corporation Warrants, Exp 7/11/2024[1,3,4,6]	0	3,010,000

Total Warrants		0	4,496,845

Principal Amount
Short Term Investments (3.29%)
$127,606,118	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2019, 0.35% due 10/1/2019; Proceeds at maturity - $127,607,359; (Fully collateralized by $109,545,000 U.S. Treasury Bond, 3.00% due 5/15/2045; Market value - $130,162,903)[6]	$127,606,118	$127,606,118

Total Investments (100.13%)		$1,874,772,239	3,886,000,485

Liabilities Less Cash and Other Assets (-0.13%)			(4,862,758)

Net Assets			$3,881,137,727

Retail Shares (Equivalent to $29.44 per share based on 49,322,422 shares outstanding)			$1,451,874,833

Institutional Shares (Equivalent to $30.74 per share based on 73,760,889 shares outstanding)			$2,267,322,637

R6 Shares (Equivalent to $30.73 per share based on 5,269,696 shares outstanding)			$161,940,257

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At September 30, 2019, the market value of restricted and fair valued securities amounted to $48,545,000 or 1.25% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	See Note 10 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Opportunity Fund	September 30, 2019

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2019

Shares		Cost	Value
Common Stocks (103.78%)
Communication Services (13.89%)
	Interactive Home Entertainment (3.92%)
90,400	Electronic Arts, Inc.[1]	$9,460,393	$8,842,928
58,100	Take-Two Interactive Software, Inc.[1]	6,420,497	7,282,254

		15,880,890	16,125,182

	Interactive Media & Services (7.15%)
18,850	Alphabet Inc., Cl C1	15,336,239	22,978,150
29,500	IAC/InterActiveCorp[1]	5,429,439	6,430,115

		20,765,678	29,408,265

	Movies & Entertainment (2.82%)
175,814	Manchester United plc, Cl A2	2,756,090	2,888,624
20,025	Netflix, Inc.[1]	1,644,298	5,359,090
29,600	Spotify Technology SA1,2	4,277,500	3,374,400

		8,677,888	11,622,114

Total Communication Services		45,324,456	57,155,561

Consumer Discretionary (15.66%)
	Automobile Manufacturers (2.95%)
50,500	Tesla, Inc.[1]	10,865,198	12,163,935

	Education Services (1.15%)
93,436	Arco Platform Limited, Cl A1,2	1,635,130	4,736,271

	Internet & Direct Marketing Retail (11.56%)
36,900	Alibaba Group Holding Limited, ADR[1,2]	2,789,515	6,170,787
14,975	Amazon.com, Inc.[1]	4,786,247	25,995,252
9,629	MercadoLibre, Inc.[1]	5,582,412	5,307,794
1,957,126	Trainline Plc, 144A (United Kingdom)[1,2]	8,729,565	10,082,746

		21,887,739	47,556,579

Total Consumer Discretionary		34,388,067	64,456,785

Financials (1.05%)
	Financial Exchanges & Data (1.05%)
13,200	MarketAxess Holdings, Inc.	1,489,792	4,323,000

Health Care (14.29%)
	Biotechnology (8.14%)
85,300	Acceleron Pharma, Inc.[1]	3,061,691	3,370,203
81,102	argenx SE, ADR[1,2]	2,814,828	9,242,384
162,000	Arrowhead Pharmaceuticals, Inc.[1]	2,493,521	4,565,160
29,700	Neurocrine Biosciences, Inc.[1]	2,480,851	2,676,267
57,600	Sage Therapeutics, Inc.[1]	4,090,451	8,080,704
32,700	Vertex Pharmaceuticals Incorporated[1]	5,077,281	5,540,034

		20,018,623	33,474,752

	Health Care Equipment (2.57%)
25,000	Edwards Lifesciences Corp.[1]	2,188,379	5,497,750
9,435	Intuitive Surgical, Inc.[1]	2,084,841	5,094,240

		4,273,220	10,591,990

	Health Care Technology (0.27%)
7,200	Veeva Systems Inc., Cl A1	1,099,411	1,099,368

Shares		Cost	Value
Common Stocks (continued)

Health Care (continued)
	Life Sciences Tools & Services (3.31%)
10,419	10X Genomics, Inc., Cl A1	$406,341	$525,118
11,545	Adaptive Biotechnologies Corporation[1]	230,900	356,740
26,837	Guardant Health, Inc.[1,3]	1,713,167	1,713,006
19,415	Illumina, Inc.[1]	1,838,580	5,906,431
213,390	Veracyte, Inc.[1,3]	5,223,266	5,121,360

		9,412,254	13,622,655

Total Health Care		34,803,508	58,788,765

Industrials (3.93%)
	Research & Consulting Services (3.93%)
19,133	CoStar Group, Inc.[1]	324,519	11,349,695
30,590	Verisk Analytics, Inc.	1,652,699	4,837,503

Total Industrials		1,977,218	16,187,198

Information Technology (50.61%)
	Application Software (19.89%)
29,100	Adobe, Inc.[1]	5,600,047	8,038,875
22,775	ANSYS, Inc.[1]	2,305,432	5,041,474
103,170	Ceridian HCM Holding, Inc.[1]	3,278,154	5,093,503
4,900	Coupa Software, Inc.[1]	437,312	634,893
210,300	Guidewire Software, Inc.[1]	6,684,817	22,161,414
165,000	Medallia, Inc.[1]	4,499,255	4,525,950
42,700	RingCentral, Inc., Cl A1	3,277,189	5,365,682
26,980	salesforce.com, Inc.[1]	1,564,651	4,004,911
20,900	ServiceNow, Inc.[1,3]	1,110,572	5,305,465
31,000	Splunk, Inc.[1]	1,733,740	3,653,660
145,900	SS&C Technologies Holdings, Inc.	5,203,956	7,524,063
22,900	The Trade Desk, Cl A1	412,200	4,294,895
331,900	Yext, Inc.[1]	4,815,635	5,273,891
12,207	Zoom Video Communications, Inc., Cl A1	930,247	930,174

		41,853,207	81,848,850

	Data Processing & Outsourced Services (6.03%)
35,900	MasterCard Incorporated, Cl A	2,942,992	9,749,363
51,500	PagSeguro Digital Ltd., Cl A1,2	1,562,129	2,384,965
32,300	PayPal Holdings, Inc.[1]	2,989,160	3,345,957
54,200	Visa, Inc., Cl A	4,409,505	9,322,942

		11,903,786	24,803,227

	Internet Services & Infrastructure (3.92%)
121,000	GDS Holdings Limited, ADR[1,2]	4,299,832	4,849,680
35,241	Twilio, Inc., Cl A1	4,426,460	3,875,100
63,543	Wix.com Ltd.[1,2]	3,424,599	7,418,010

		12,150,891	16,142,790

	IT Consulting & Other Services (7.06%)
169,076	Endava plc, ADR[1,2]	4,712,959	6,399,527
114,687	Gartner, Inc.[1]	3,210,687	16,399,094
145,500	LiveRamp Holdings, Inc.[1]	4,521,278	6,250,680

		12,444,924	29,049,301

	Semiconductors (3.44%)
80,200	Mellanox Technologies Ltd.[1,2]	4,716,457	8,789,118
30,800	NVIDIA Corp.	6,246,064	5,361,356

		10,962,521	14,150,474

22	See Notes to Financial Statements.

September 30, 2019	Baron Opportunity Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2019

Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)
	Systems Software (10.27%)
10,223	Crowdstrike Holdings, Inc., Cl A1	$347,582	$596,103
203,920	Datadog, Inc., Cl A1,3	5,505,840	6,914,927
112,437	Dynatrace, Inc.[1,3]	2,104,405	2,099,199
208,100	Microsoft Corp.	18,829,508	28,932,143
28,800	Proofpoint, Inc.[1]	2,314,362	3,716,640

		29,101,697	42,259,012

Total Information Technology		118,417,026	208,253,654

Real Estate (4.35%)
	Specialized REITs (4.35%)
28,100	Alexandria Real Estate Equities, Inc.[3]	3,889,445	4,328,524
19,525	Equinix, Inc.	4,501,566	11,262,020
9,600	SBA Communications Corp.	32,108	2,315,040

Total Real Estate		8,423,119	17,905,584

Total Investments (103.78%)		$244,823,186	427,070,547

Liabilities Less Cash and Other Assets (-3.78%)			(15,556,155)

Net Assets			$411,514,392

Retail Shares (Equivalent to $21.53 per share based on 14,057,814 shares outstanding)			$302,601,487

Institutional Shares (Equivalent to $22.42 per share based on 4,212,619 shares outstanding)			$94,456,247

R6 Shares (Equivalent to $22.45 per share based on 644,054 shares outstanding)			$14,456,658

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the market value of Rule 144A securities amounted to $10,082,746 or 2.45% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	23

Baron Fifth Avenue Growth Fund	September 30, 2019

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2019

Shares		Cost	Value
Common Stocks (97.42%)
Communication Services (10.54%)
	Interactive Media & Services (10.54%)
1,948	Alphabet Inc., Cl A1	$280,365	$2,378,781
10,283	Alphabet Inc., Cl C1	4,420,382	12,534,977
64,665	Facebook, Inc., Cl A1	2,342,792	11,515,543
27,768	IAC/InterActive Corp[1]	5,715,645	6,052,591

Total Communication Services		12,759,184	32,481,892

Consumer Discretionary (21.33%)
	Internet & Direct Marketing Retail (21.33%)
92,830	Alibaba Group Holding Limited, ADR[1,2]	7,959,441	15,523,961
20,785	Amazon.com, Inc.[1]	4,735,475	36,080,889
2,416	Booking Holdings, Inc.[1]	1,282,530	4,741,666
63,223	Ctrip.com International Ltd., ADR[1,2]	1,700,557	1,851,802
7,040	MercadoLibre, Inc.[1]	3,764,019	3,880,659
24,450	Naspers Limited, Cl N (South Africa)[2,4]	3,492,992	3,701,955

Total Consumer Discretionary		22,935,014	65,780,932

Financials (9.40%)
	Diversified Banks (1.13%)
150,000	Kotak Mahindra Bank Ltd. (India)[2,4]	2,937,439	3,483,901

	Financial Exchanges & Data (5.98%)
54,208	CME Group, Inc.	5,248,889	11,456,319
28,569	S&P Global, Inc.	5,452,631	6,998,833

		10,701,520	18,455,152

	Investment Banking & Brokerage (2.29%)
168,693	The Charles Schwab Corp.	6,277,649	7,056,428

Total Financials		19,916,608	28,995,481

Health Care (17.94%)
	Biotechnology (4.16%)
45,621	Sage Therapeutics, Inc.[1]	7,050,220	6,400,170
37,971	Vertex Pharmaceuticals Incorporated[1]	5,909,494	6,433,047

		12,959,714	12,833,217

	Health Care Equipment (4.27%)
24,371	Intuitive Surgical, Inc.[1]	8,390,754	13,158,634

	Health Care Technology (4.97%)
100,453	Veeva Systems Inc., Cl A1	7,493,347	15,338,168

	Life Sciences Tools & Services (4.54%)
7,194	10X Genomics, Inc., Cl A1	280,566	362,578
44,814	Illumina, Inc.[1]	5,436,613	13,633,315

		5,717,179	13,995,893

Total Health Care		34,560,994	55,325,912

Information Technology (34.55%)
	Application Software (3.67%)
34,774	RingCentral, Inc., Cl A1	2,908,042	4,369,701
58,909	Splunk, Inc.[1]	6,940,258	6,943,015

		9,848,300	11,312,716

	Data Processing & Outsourced Services (19.74%)
4,627	Adyen B.V, 144A (Netherlands)[1,2,4]	3,403,372	3,042,828
89,358	Fidelity National Information Services, Inc.	7,601,621	11,863,168
66,851	MasterCard Incorporated, Cl A	3,750,511	18,154,726
197,125	PagSeguro Digital Ltd., Cl A1,2	4,879,574	9,128,859
114,585	StoneCo Ltd., Cl A1,2	4,316,950	3,985,266
85,434	Visa, Inc., Cl A	2,870,563	14,695,502

		26,822,591	60,870,349

Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)

	Internet Services & Infrastructure (3.17%)
42,130	Twilio Inc., Cl A1	$5,408,656	$4,632,615
44,145	Wix.com Ltd.[1,2]	3,671,497	5,153,487

		9,080,153	9,786,102

	IT Consulting & Other Services (3.02%)
51,126	EPAM Systems, Inc.[1]	4,736,195	9,321,292

	Semiconductor Equipment (3.16%)
39,157	ASML Holding N.V.[2]	4,042,938	9,727,382

	Systems Software (1.79%)
13,015	Crowdstrike Holdings, Inc., Cl A1	442,510	758,905
140,287	Datadog, Inc., Cl A1,3	3,787,749	4,757,132

		4,230,259	5,516,037

Total Information Technology		58,760,436	106,533,878

Real Estate (3.66%)
	Specialized REITs (3.66%)
19,555	Equinix, Inc.	3,178,515	11,279,324

Total Common Stocks		152,110,751	300,397,419

Principal Amount
Short Term Investments (3.19%)
$9,834,253	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2019, 0.35% due 10/1/2019; Proceeds at maturity - $9,834,348; (Fully collateralized by $9,095,000 U.S. Treasury Note, 2.875% due 8/15/2028; Market value - $10,032,267)[4]	9,834,253	9,834,253

Total Investments (100.61%)		$161,945,004	310,231,672

Liabilities Less Cash and Other Assets (-0.61%)			(1,878,077)

Net Assets			$308,353,595

Retail Shares (Equivalent to $32.10 per share based on 3,597,827 shares outstanding)			$115,480,135

Institutional Shares (Equivalent to $32.80 per share based on 5,194,015 shares outstanding)			$170,349,745

R6 Shares (Equivalent to $32.81 per share based on 686,518 shares outstanding)			$22,523,715

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the market value of Rule 144A securities amounted to $3,042,828 or 0.99% of net assets.

All securities are Level 1, unless otherwise noted.

24	See Notes to Financial Statements.

September 30, 2019	Baron Discovery Fund

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2019

Shares		Cost	Value
Common Stocks (92.26%)
Communication Services (2.25%)
	Movies & Entertainment (1.36%)
185,000	Liberty Media Corporation-Liberty Formula One, Cl A1	$5,634,811	$7,324,150

	Publishing (0.89%)
320,000	Future PLC (United Kingdom)[2]	4,534,134	4,823,769

Total Communication Services		10,168,945	12,147,919

Consumer Discretionary (7.40%)
	Casinos & Gaming (3.03%)
300,000	Boyd Gaming Corporation	6,358,834	7,185,000
350,000	Red Rock Resorts, Inc., Cl A	7,202,468	7,106,750
100,000	Studio City International Holdings Ltd., ADR[1,2]	1,250,000	2,010,000

		14,811,302	16,301,750

	Home Improvement Retail (3.08%)
325,000	Floor & Decor Holdings, Inc., Cl A1	10,815,199	16,623,750

	Internet & Direct Marketing Retail (0.97%)
100,000	Fiverr International Ltd.[1,2]	2,100,000	1,870,000
150,000	The RealReal, Inc.[1]	2,988,038	3,354,000

		5,088,038	5,224,000

	Restaurants (0.32%)
20,000	Wingstop, Inc.	1,748,398	1,745,600

Total Consumer Discretionary		32,462,937	39,895,100

Consumer Staples (1.08%)
	Agricultural Products (1.02%)
300,000	Limoneira Co.	7,032,781	5,508,000

	Packaged Foods & Meats (0.06%)
1,050,000	Barfresh Food Group, Inc.[1]	597,200	325,500

Total Consumer Staples		7,629,981	5,833,500

Financials (3.81%)
	Property & Casualty Insurance (3.81%)
198,500	Kinsale Capital Group, Inc.	9,609,422	20,507,035

Health Care (25.14%)
	Biotechnology (4.57%)
290,000	Emergent BioSolutions, Inc.[1]	13,932,817	15,161,200
188,500	Esperion Therapeutics, Inc.[1]	8,975,676	6,910,410
18,000	Sage Therapeutics, Inc.[1]	1,395,612	2,525,220

		24,304,105	24,596,830

	Health Care Equipment (5.32%)
425,084	AxoGen, Inc.[1]	7,186,804	5,305,048
100,000	Inogen, Inc.[1]	4,705,574	4,791,000
50,000	Inspire Medical Systems, Inc.[1,3]	2,923,748	3,051,000
90,000	Intersect ENT, Inc.[1,3]	2,460,952	1,530,900
509,431	RA Medical Systems, Inc.[1]	7,695,327	713,204
325,208	Silk Road Medical, Inc.[1,3]	11,147,635	10,579,016
935,000	ViewRay, Inc.[1]	6,098,828	2,711,500

		42,218,868	28,681,668

Shares		Cost	Value
Common Stocks (continued)

Health Care (continued)

	Health Care Supplies (3.48%)
1,615,000	Cerus Corp.[1]	$7,646,777	$8,325,325
1,603,963	Sientra, Inc.[1]	14,435,503	10,393,680

		22,082,280	18,719,005

	Health Care Technology (1.77%)
141,000	Teladoc Health, Inc.[1]	4,635,571	9,548,520

	Life Sciences Tools & Services (5.56%)
12,312	10X Genomics, Inc., Cl A1	480,168	620,525
260,000	Accelerate Diagnostics, Inc.[1]	4,117,791	4,828,200
172,699	CareDx, Inc.[1,3]	2,286,737	3,904,724
285,000	Myriad Genetics, Inc.[1,3]	7,021,019	8,159,550
519,190	Veracyte, Inc.[1,3]	12,884,315	12,460,560

		26,790,030	29,973,559

	Pharmaceuticals (4.44%)
827,732	Revance Therapeutics, Inc.[1]	12,763,107	10,760,516
3,631,500	TherapeuticsMD, Inc.[1]	15,687,494	13,182,345

		28,450,601	23,942,861

Total Health Care		148,481,455	135,462,443

Industrials (19.93%)
	Aerospace & Defense (5.43%)
150,000	Cubic Corp.	8,702,515	10,564,500
230,600	Mercury Systems, Inc.[1]	7,155,936	18,717,802

		15,858,451	29,282,302

	Building Products (3.56%)
200,000	Advanced Drainage Systems, Inc.	6,127,823	6,454,000
140,000	Trex Company, Inc.[1]	9,529,319	12,730,200

		15,657,142	19,184,200

	Heavy Electrical Equipment (2.46%)
707,000	TPI Composites, Inc.[1]	15,134,506	13,256,250

	Industrial Conglomerates (0.81%)
130,000	Raven Industries, Inc.	4,395,761	4,349,800

	Industrial Machinery (4.92%)
86,600	ESCO Technologies, Inc.	4,658,023	6,889,896
170,000	Helios Technologies, Inc.	7,616,777	6,896,900
293,000	Kornit Digital Ltd.[1,2]	4,908,173	9,018,540
240,000	Luxfer Holdings plc[2]	5,563,295	3,739,200

		22,746,268	26,544,536

	Trading Companies & Distributors (2.75%)
200,000	SiteOne Landscape Supply, Inc.[1]	10,275,246	14,804,000

Total Industrials		84,067,374	107,421,088

Information Technology (26.01%)
	Application Software (7.27%)
50,700	Envestnet, Inc.[1]	1,772,888	2,874,690
370,000	Medallia, Inc.[1]	10,923,052	10,149,100
723,300	RIB Software SE (Germany)[2,4]	11,484,857	16,743,258
10,000	The Trade Desk Cl A1	2,106,329	1,875,500
475,000	Yext, Inc.[1]	7,143,324	7,547,750

		33,430,450	39,190,298

See Notes to Financial Statements.	25

Baron Discovery Fund	September 30, 2019

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2019

Shares		Cost	Value
Common Stocks (continued)

Information Technology (continued)

	Data Processing & Outsourced Services (1.61%)
650,000	Repay Holdings Corporation (formerly, Thunder Bridge Acquisition Ltd., Cl A)[1]	$8,937,500	$8,664,500

	Electronic Equipment & Instruments (1.70%)
10,431	Novanta, Inc.[1,2]	272,590	852,421
350,000	PAR Technology Corp.[1]	7,405,074	8,319,500

		7,677,664	9,171,921

	IT Consulting & Other Services (3.24%)
325,000	Endava plc, ADR[1,2]	7,762,121	12,301,250
120,000	LiveRamp Holdings, Inc.[1]	3,526,876	5,155,200

		11,288,997	17,456,450

	Semiconductor Equipment (3.15%)
360,000	Ichor Holdings Ltd.[1,2]	7,124,786	8,704,800
260,000	Nova Measuring Instruments Ltd.[1,2]	6,318,760	8,260,200

		13,443,546	16,965,000

	Semiconductors (0.66%)
580,000	Everspin Technologies, Inc.[1]	5,093,299	3,555,400

	Systems Software (8.38%)
330,000	Blue Prism Group plc (United Kingdom)[1,2,4]	8,142,526	3,856,877
226,275	Dynatrace, Inc.[1,3]	4,185,529	4,224,554
319,000	ForeScout Technologies, Inc.[1]	8,902,279	12,096,480
55,000	New Relic, Inc.[1,3]	3,149,337	3,379,750
400,000	Ping Identity Holding Corp.[1]	6,378,000	6,900,000
90,000	Qualys, Inc.[1]	3,114,726	6,801,300
132,000	Varonis Systems, Inc.[1]	8,436,568	7,890,960

		42,308,965	45,149,921

Total Information Technology		122,180,421	140,153,490

Shares		Cost	Value
Common Stocks (continued)
Real Estate (6.64%)
	Diversified REITs (1.09%)
240,000	Alexander & Baldwin, Inc.	$6,737,712	$5,882,400

	Industrial REITs (2.45%)
300,000	Rexford Industrial Realty, Inc.	10,096,521	13,206,000

	Specialized REITs (3.10%)
450,000	Americold Realty Trust[3]	8,996,573	16,681,500

Total Real Estate		25,830,806	35,769,900

Total Common Stocks		440,431,341	497,190,475

Principal Amount
Short Term Investments (7.73%)
$41,673,966	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2019, 0.35% due 10/1/2019; Proceeds at maturity - $41,674,371; (Fully collateralized by $38,540,000 U.S. Treasury Note, 2.875% due 8/15/2028; Market value - $42,511,663)[4]	41,673,966	41,673,966

Total Investments (99.99%)		$482,105,307	538,864,441

Cash and Other Assets Less Liabilities (0.01%)			43,476

Net Assets			$538,907,917

Retail Shares (Equivalent to $19.41 per share based on 6,324,793 shares outstanding)			$122,748,285

Institutional Shares (Equivalent to $19.68 per share based on 20,799,458 shares outstanding)			$409,395,370

R6 Shares (Equivalent to $19.68 per share based on 343,637 shares outstanding)			$6,764,262

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

26	See Notes to Financial Statements.

September 30, 2019	Baron Durable Advantage Fund

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2019

Shares		Cost	Value
Common Stocks (96.63%)
Communication Services (7.22%)
	Cable & Satellite (2.00%)
343	Charter Communications, Inc., Cl A1	$113,835	$141,357

	Interactive Home Entertainment (1.64%)
1,182	Electronic Arts, Inc.[1]	138,754	115,623

	Interactive Media & Services (2.54%)
147	Alphabet Inc., Cl C1	159,798	179,193

	Movies & Entertainment (1.04%)
565	The Walt Disney Company	78,009	73,631

Total Communication Services		490,396	509,804

Consumer Discretionary (3.39%)
	Apparel, Accessories & Luxury Goods (2.14%)
381	LVMH Moët Hennessy Louis Vuitton SE (France)[2,4]	122,482	151,165

	Internet & Direct Marketing Retail (1.25%)
45	Booking Holdings, Inc.[1]	87,686	88,318

Total Consumer Discretionary		210,168	239,483

Consumer Staples (7.55%)
	Distillers & Vintners (4.25%)
1,448	Constellation Brands, Inc., Cl A	293,040	300,142

	Hypermarkets & Super Centers (1.80%)
443	Costco Wholesale Corp.	99,940	127,633

	Personal Products (1.50%)
532	The Estée Lauder Companies, Inc., Cl A	79,372	105,841

Total Consumer Staples		472,352	533,616

Financials (14.39%)
	Asset Management & Custody Banks (2.62%)
415	BlackRock, Inc.	209,547	184,941

	Financial Exchanges & Data (11.77%)
808	CME Group, Inc.	125,886	170,763
1,597	Moody’s Corp.	282,617	327,113
1,364	S&P Global, Inc.	277,270	334,153

		685,773	832,029

Total Financials		895,320	1,016,970

Health Care (19.37%)
	Health Care Equipment (4.15%)
2,029	Danaher Corp.	227,379	293,048

	Life Sciences Tools & Services (8.99%)
1,550	Agilent Technologies, Inc.	107,517	118,777
1,283	IQVIA Holdings Inc.[1]	184,333	191,655
176	Mettler-Toledo International, Inc.[1]	111,617	123,974
690	Thermo Fisher Scientific, Inc.	197,982	200,976

		601,449	635,382

	Managed Health Care (3.25%)
1,055	UnitedHealth Group, Incorporated	242,318	229,273

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)

	Pharmaceuticals (2.98%)
4,730	AstraZeneca PLC, ADR[2]	$195,999	$210,816

Total Health Care		1,267,145	1,368,519

Industrials (6.58%)
	Industrial Machinery (0.76%)
344	Illinois Tool Works, Inc.	57,196	53,832

	Research & Consulting Services (4.93%)
5,202	IHS Markit Ltd.[1,2]	304,760	347,910

	Trading Companies & Distributors (0.89%)
1,924	Fastenal Co.	51,877	62,857

Total Industrials		413,833	464,599

Information Technology (31.61%)
	Application Software (5.52%)
765	Adobe, Inc.[1]	213,132	211,331
3,468	SS&C Technologies Holdings, Inc.	180,948	178,845

		394,080	390,176
	Data Processing & Outsourced Services (6.92%)
1,076	Fidelity National Information Services, Inc.	142,428	142,850
1,275	MasterCard Incorporated, Cl A	248,971	346,251

		391,399	489,101

	Electronic Manufacturing Services (2.44%)
1,853	TE Connectivity Ltd.[2]	175,312	172,662

	IT Consulting & Other Services (3.82%)
1,402	Accenture plc, Cl A2	239,768	269,675

	Semiconductor Equipment (1.65%)
468	ASML Holding N.V.[2]	86,675	116,261

	Semiconductors (2.08%)
1,139	Texas Instruments, Inc.	130,354	147,204

	Systems Software (5.17%)
2,626	Microsoft Corp.	274,484	365,093

	Technology Hardware, Storage & Peripherals (4.01%)
1,266	Apple, Inc.	237,463	283,546

Total Information Technology		1,929,535	2,233,718

Materials (1.72%)
	Specialty Chemicals (1.72%)
221	The Sherwin-Williams Co.	97,730	121,521

Real Estate (4.80%)
	Specialized REITs (4.80%)
1,286	Alexandria Real Estate Equities, Inc.[3]	191,253	198,096
244	Equinix, Inc.	110,961	140,739

Total Real Estate		302,214	338,835

Total Common Stocks		6,078,693	6,827,065

See Notes to Financial Statements.	27

Baron Durable Advantage Fund	September 30, 2019

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2019

Principal Amount		Cost	Value
Short Term Investments (6.17%)
$436,141	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2019, 0.35% due 10/1/2019; Proceeds at maturity - $436,145; (Fully collateralized by $405,000 U.S. Treasury Note, 2.875% due 8/15/2028; Market value - $446,736)[4]	$436,141	$436,141

Total Investments (102.80%)		$6,514,834	7,263,206

Liabilities Less Cash and Other Assets (-2.80%)			(197,834)

Net Assets			$7,065,372

Retail Shares (Equivalent to $11.77 per share based on 163,325 shares outstanding)			$1,922,635

Institutional Shares (Equivalent to $11.82 per share based on 392,201 shares outstanding)			$4,635,370

R6 Shares (Equivalent to $11.82 per share based on 42,938 shares outstanding)			$507,367

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

28	See Notes to Financial Statements.

September 30, 2019	Baron Funds

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2019

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$4,317,118,178	$5,816,978,490	$3,837,455,485	$427,070,547
“Affiliated” investments	—	985,734,298	48,545,000	—

Total investments, at value	4,317,118,178	6,802,712,788	3,886,000,485	427,070,547
Cash	853,915	1,354,303	—	50,862
Receivable for securities sold	148,789,140	—	40,559,592	16,815,372
Receivable for shares sold	4,440,125	8,930,878	1,813,264	193,086
Dividends and interest receivable	865,623	2,607,688	586,241	28,100
Prepaid expenses	14,100	25,390	16,047	1,697

	4,472,081,081	6,815,631,047	3,928,975,629	444,159,664

Liabilities:
Payable for securities purchased	136,488,240	1,470,778	43,511,697	10,967,475
Payable for shares redeemed	4,291,499	23,864,709	3,634,677	7,960,064
Trustee fees payable (Note 4)	49,069	83,285	52,401	5,798
Investment advisory fees payable (Note 4)	616	984	782	108
Distribution fees payable (Note 4)	297	709	231	723
Payable for borrowings against line of credit	—	—	—	13,600,000
Accrued expenses and other payables	573,659	704,838	638,114	111,104

	141,403,380	26,125,303	47,837,902	32,645,272

Net Assets	$4,330,677,701	$6,789,505,744	$3,881,137,727	$411,514,392

Net Assets consist of:
Paid-in capital	$1,666,836,861	$1,592,509,444	$1,535,414,900	$209,190,845
Distributable earnings/(losses)	2,663,840,840	5,196,996,300	2,345,722,827	202,323,547

Net Assets	$4,330,677,701	$6,789,505,744	$3,881,137,727	$411,514,392

Retail Shares:
Net Assets	$2,241,980,173	$2,506,967,489	$1,451,874,833	$302,601,487
Shares Outstanding ($0.01 par value; indefinite shares authorized)	27,247,953	31,753,587	49,322,422	14,057,814

Net Asset Value and Offering Price Per Share	$82.28	$78.95	$29.44	$21.53

Institutional Shares:
Net Assets	$1,979,735,661	$4,150,891,456	$2,267,322,637	$94,456,247
Shares Outstanding ($0.01 par value; indefinite shares authorized)	23,109,986	50,812,644	73,760,889	4,212,619

Net Asset Value and Offering Price Per Share	$85.67	$81.69	$30.74	$22.42

R6 Shares:
Net Assets	$108,961,867	$131,646,799	$161,940,257	$14,456,658
Shares Outstanding ($0.01 par value; indefinite shares authorized)	1,272,160	1,611,343	5,269,696	644,054

Net Asset Value and Offering Price Per Share	$85.65	$81.70	$30.73	$22.45

*Investments in securities, at cost
Unaffiliated investments	$1,703,703,882	$1,551,760,192	$1,839,772,239	$244,823,186
“Affiliated” investments	—	277,082,163	35,000,000	—

Total investments, at cost	$1,703,703,882	$1,828,842,355	$1,874,772,239	$244,823,186

See Notes to Financial Statements.	29

Baron Funds	September 30, 2019

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2019

	Baron Fifth Avenue Growth Fund	Baron Discovery Fund	Baron Durable Advantage Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$310,231,672	$538,864,441	$7,263,206
“Affiliated” investments	—	—	—

Total investments, at value	310,231,672	538,864,441	7,263,206
Cash	—	—	—
Receivable for securities sold	168,776	—	—
Receivable for shares sold	221,764	1,847,899	1,662
Dividends and interest receivable	96	185,136	2,328
Prepaid expenses	1,096	6,800	15

	310,623,404	540,904,276	7,267,211

Liabilities:
Payable for securities purchased	1,729,241	—	134,912
Payable for shares redeemed	449,311	1,851,236	2,253
Trustee fees payable (Note 4)	3,700	6,030	55
Investment advisory fees payable (Note 4)	770	117	—
Distribution fees payable (Note 4)	177	880	640
Payable for borrowings against line of credit	—	—	—
Accrued expenses and other payables	86,610	138,096	63,979

	2,269,809	1,996,359	201,839

Net Assets	$308,353,595	$538,907,917	$7,065,372

Net Assets consist of:
Paid-in capital	$150,626,427	$489,018,631	$6,434,512
Distributable earnings/(losses)	157,727,168	49,889,286	630,860

Net Assets	$308,353,595	$538,907,917	$7,065,372

Retail Shares:
Net Assets	$115,480,135	$122,748,285	$1,922,635
Shares Outstanding ($0.01 par value; indefinite shares authorized)	3,597,827	6,324,793	163,325

Net Asset Value and Offering Price Per Share	$32.10	$19.41	$11.77

Institutional Shares:
Net Assets	$170,349,745	$409,395,370	$4,635,370
Shares Outstanding ($0.01 par value; indefinite shares authorized)	5,194,015	20,799,458	392,201

Net Asset Value and Offering Price Per Share	$32.80	$19.68	$11.82

R6 Shares:
Net Assets	$22,523,715	$6,764,262	$507,367
Shares Outstanding ($0.01 par value; indefinite shares authorized)	686,518	343,637	42,938

Net Asset Value and Offering Price Per Share	$32.81	$19.68	$11.82

*Investments in securities, at cost
Unaffiliated investments	$161,945,004	$482,105,307	$6,514,834
“Affiliated” investments	—	—	—

Total investments, at cost	$161,945,004	$482,105,307	$6,514,834

30	See Notes to Financial Statements.

September 30, 2019	Baron Funds

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2019

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$21,635,706	$52,510,511	$13,919,558	$1,129,128
Dividends — “Affiliated” investments	—	16,839,124	—	—
Interest	447,896	136,847	482,212	65,734
Securities lending income, net	—	349,286	146,479	—
Foreign taxes withheld on dividends	—	—	(225,350)	—

Total income	22,083,602	69,835,768	14,322,899	1,194,862

Expenses:
Investment advisory fees (Note 4)	38,528,799	64,917,189	40,060,532	4,402,860
Distribution fees — Retail Shares (Note 4)	5,384,250	6,175,642	3,836,032	837,767
Shareholder servicing agent fees and expenses — Retail Shares	281,035	231,615	172,863	65,485
Shareholder servicing agent fees and expenses — Institutional Shares	73,030	161,935	95,245	14,675
Shareholder servicing agent fees and expenses — R6 Shares	3,514	5,025	6,927	626
Reports to shareholders	797,100	908,280	1,002,600	83,760
Trustee fees and expenses (Note 4)	195,603	346,747	217,592	24,423
Registration and filing fees	161,600	176,440	106,400	70,070
Custodian and fund accounting fees	141,405	233,395	163,480	44,830
Professional fees	110,280	197,238	115,000	48,938
Administration fees	59,271	68,929	59,962	46,344
Line of credit fees	46,976	76,287	46,559	5,287
Insurance expense	37,156	68,820	45,170	4,040
Miscellaneous expenses	1,949	4,505	1,957	1,957

Total operating expenses	45,821,968	73,572,047	45,930,319	5,651,062
Interest expense on borrowings	—	132,849	—	1,139

Total expenses	45,821,968	73,704,896	45,930,319	5,652,201

Net investment income (loss)	(23,738,366)	(3,869,128)	(31,607,420)	(4,457,339)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	77,477,454	286,411,149	428,374,839	30,916,903
Net realized gain (loss) on investments sold — “Affiliated” investments	—	15	—	—
Net realized gain (loss) on foreign currency transactions	—	28,409	(17,785)	19,660
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	267,286,723	151,858,205	(639,494,915)	(19,284,942)
Investments — “Affiliated” investments	—	(129,186,487)	13,545,000	—
Foreign currency translations	—	(11)	—	—

Net gain (loss) on investments	344,764,177	309,111,280	(197,592,861)	11,651,621

Net increase (decrease) in net assets resulting from operations	$321,025,811	$305,242,152	$(229,200,281)	$7,194,282

See Notes to Financial Statements.	31

Baron Funds	September 30, 2019

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED SEPTEMBER 30, 2019

	Baron Fifth Avenue Growth Fund	Baron Discovery Fund	Baron Durable Advantage Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$3,669,918	$842,437	$51,533
Dividends — “Affiliated” investments	—	—	—
Interest	48,027	175,055	1,467
Securities lending income, net	—	38,961	—
Foreign taxes withheld on dividends	(16,111)	(19,824)	(693)

Total income	3,701,834	1,036,629	52,307

Expenses:
Investment advisory fees (Note 4)	2,031,243	4,684,551	27,909
Distribution fees — Retail Shares (Note 4)	287,143	313,858	2,007
Shareholder servicing agent fees and expenses — Retail Shares	30,428	28,166	12,293
Shareholder servicing agent fees and expenses — Institutional Shares	16,596	31,090	8,980
Shareholder servicing agent fees and expenses — R6 Shares	940	246	19
Reports to shareholders	33,850	115,050	1,044
Trustee fees and expenses (Note 4)	15,510	23,731	192
Registration and filing fees	57,140	104,540	46,002
Custodian and fund accounting fees	47,164	58,663	29,681
Professional fees	46,665	43,525	42,834
Administration fees	45,736	46,441	47,333
Line of credit fees	3,453	5,952	59
Insurance expense	2,778	4,382	37
Miscellaneous expenses	1,946	1,957	1,909

Total operating expenses	2,620,592	5,462,152	220,299
Interest expense on borrowings	—	—	—

Total expenses	2,620,592	5,462,152	220,299
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(73,740)	(12,080)	(42,298)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(74,577)	—	(129,100)
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	(8,800)	—	(16,838)

Net expenses	2,463,475	5,450,072	32,063

Net investment income (loss)	1,238,359	(4,413,443)	20,244

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	10,648,331	955,143	(108,751)
Net realized gain (loss) on investments sold — “Affiliated” investments	—	—	—
Net realized gain (loss) on foreign currency transactions	(13,772)	(9,106)	108
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	(3,703,325)	(42,042,495)	521,107
Investments — “Affiliated” investments	—	—	—
Foreign currency translations	—	(610)	3

Net gain (loss) on investments	6,931,234	(41,097,068)	412,467

Net increase (decrease) in net assets resulting from operations	$8,169,593	$(45,510,511)	$432,711

32	See Notes to Financial Statements.

September 30, 2019	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Asset Fund		Baron Growth Fund		Baron Small Cap Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(23,738,366)	$(22,870,685)	$(3,869,128)	$(6,109,140)	$(31,607,420)	$(39,158,929)
Net realized gain (loss)	77,477,454	246,510,674	286,439,573	418,906,952	428,357,054	319,980,930
Change in net unrealized appreciation (depreciation)	267,286,723	460,312,015	22,671,707	1,063,864,961	(625,949,915)	710,656,024

Increase (decrease) in net assets resulting from operations	321,025,811	683,952,004	305,242,152	1,476,662,773	(229,200,281)	991,478,025

Distributions to shareholders from:
Distributable earnings — Retail Shares	(130,380,628)	(137,145,474)	(169,748,607)	(286,221,373)	(139,200,153)	(212,143,374)
Distributable earnings — Institutional Shares	(76,943,077)	(69,986,292)	(253,497,504)	(368,081,112)	(200,198,138)	(289,023,146)
Distributable earnings — R6 Shares	(4,155,669)	(1,607,248)	(6,757,066)	(1,451,955)	(11,607,108)	(12,501,687)

Decrease in net assets from distributions to shareholders	(211,479,374)	(208,739,014)	(430,003,177)	(655,754,440)	(351,005,399)	(513,668,207)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	139,761,881	145,710,396	184,857,908	213,929,778	117,344,513	143,456,114
Proceeds from the sale of shares — Institutional Shares	784,662,813	317,182,069	684,000,375	676,657,030	345,558,212	376,610,849
Proceeds from the sale of shares — R6 Shares	33,278,592	42,718,734	31,434,617	85,899,908	36,598,906	50,674,971
Net asset value of shares issued in reinvestment of distributions — Retail Shares	126,966,908	133,709,022	166,152,109	280,013,446	136,479,004	208,476,203
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	74,160,022	67,770,160	244,717,993	355,815,178	189,732,531	274,001,939
Net asset value of shares issues in reinvestment of distribution — R6 Shares	4,155,668	1,607,248	6,757,066	1,451,955	11,607,108	12,501,687
Cost of shares redeemed — Retail Shares	(313,093,759)	(298,949,695)	(525,413,424)	(741,149,282)	(401,321,540)	(429,031,648)
Cost of shares redeemed — Institutional Shares	(273,943,356)	(255,979,096)	(854,055,168)	(810,971,404)	(632,543,578)	(641,665,078)
Cost of shares redeemed — R6 Shares	(3,720,596)	(2,632,984)	(13,616,954)	(5,762,745)	(25,262,003)	(26,381,460)

Increase (decrease) in net assets derived from capital share transactions	572,228,173	151,135,854	(75,165,478)	55,883,864	(221,806,847)	(31,356,423)

Net increase (decrease) in net assets	681,774,610	626,348,844	(199,926,503)	876,792,197	(802,012,527)	446,453,395

Net Assets:
Beginning of year	3,648,903,091	3,022,554,247	6,989,432,247	6,112,640,050	4,683,150,254	4,236,696,859

End of year	$4,330,677,701	$3,648,903,091	$6,789,505,744	$6,989,432,247	$3,881,137,727	$4,683,150,254

Capital share transactions — Retail Shares
Shares sold	1,814,155	1,979,848	2,480,330	2,928,463	4,083,207	4,700,114
Shares issued in reinvestment of distributions	1,787,091	1,932,766	2,395,503	4,139,149	5,032,412	7,437,610
Shares redeemed	(4,103,726)	(4,087,569)	(7,178,486)	(10,164,662)	(14,172,315)	(14,231,999)

Net increase (decrease)	(502,480)	(174,955)	(2,302,653)	(3,097,050)	(5,056,696)	(2,094,275)

Capital share transactions — Institutional Shares
Shares sold	9,947,466	4,114,203	9,249,961	8,883,101	11,564,148	11,959,733
Shares issued in reinvestment of distributions	1,004,292	947,569	3,417,372	5,118,906	6,713,819	9,438,578
Shares redeemed	(3,437,876)	(3,437,913)	(11,611,446)	(10,949,366)	(21,685,076)	(20,373,903)

Net increase (decrease)	7,513,882	1,623,859	1,055,887	3,052,641	(3,407,109)	1,024,408

Capital share transactions — R6 Shares
Shares sold	391,414	574,868	398,540	1,177,916	1,258,690	1,621,053
Shares issued in reinvestment of dividends	56,305	22,476	94,346	20,885	410,871	430,796
Shares redeemed	(46,562)	(34,172)	(174,647)	(75,433)	(841,402)	(833,374)

Net increase (decrease)	401,157	563,172	318,239	1,123,368	828,159	1,218,475

See Notes to Financial Statements.	33

Baron Funds	September 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Opportunity Fund		Baron Fifth Avenue Growth Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(4,457,339)	$(3,679,738)	$1,238,359	$(1,128,622)
Net realized gain (loss)	30,936,563	19,097,360	10,634,559	3,777,328
Change in net unrealized appreciation (depreciation)	(19,284,942)	90,239,084	(3,703,325)	55,249,261

Increase (decrease) in net assets resulting from operations	7,194,282	105,656,706	8,169,593	57,897,967

Distributions to shareholders from:
Distributable earnings — Retail Shares	(15,007,464)	(27,302,633)	—	—
Distributable earnings — Institutional Shares	(3,825,457)	(7,324,844)	—	—
Distributable earnings — R6 Shares	(568,972)	(146,779)	—	—

Decrease in net assets from distributions to shareholders	(19,401,893)	(34,774,256)	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	60,083,597	148,307,035	22,290,459	52,971,547
Proceeds from the sale of shares — Institutional Shares	33,710,032	43,391,025	45,794,664	61,793,522
Proceeds from the sale of shares — R6 Shares	168,932	10,775,252	575,354	13,907,376
Net asset value of shares issued in reinvestment of distributions — Retail Shares	14,672,714	26,639,115	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	3,594,064	7,193,158	—	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	568,972	146,779	—	—
Cost of shares redeemed — Retail Shares	(125,706,274)	(68,353,321)	(41,302,711)	(35,442,845)
Cost of shares redeemed — Institutional Shares	(37,190,698)	(19,134,278)	(32,721,299)	(26,943,779)
Cost of shares redeemed — R6 Shares	(145,524)	(4,762)	(268,565)	(38,609)

Increase (decrease) in net assets derived from capital share transactions	(50,244,185)	148,960,003	(5,632,098)	66,247,212

Net increase (decrease) in net assets	(62,451,796)	219,842,453	2,537,495	124,145,179

Net Assets:
Beginning of year	473,966,188	254,123,735	305,816,100	181,670,921

End of year	$411,514,392	$473,966,188	$308,353,595	$305,816,100

Capital share transactions — Retail Shares
Shares sold	2,921,912	7,557,683	742,314	1,853,727
Shares issued in reinvestment of distributions	768,205	1,571,629	—	—
Shares redeemed	(6,145,594)	(3,486,243)	(1,406,171)	(1,232,408)

Net increase (decrease)	(2,455,477)	5,643,069	(663,857)	621,319

Capital share transactions — Institutional Shares
Shares sold	1,587,636	2,070,452	1,498,812	2,100,233
Shares issued in reinvestment of distributions	181,061	410,100	—	—
Shares redeemed	(1,776,413)	(969,977)	(1,117,427)	(947,317)

Net increase (decrease)	(7,716)	1,510,575	381,385	1,152,916

Capital share transactions — R6 Shares
Shares sold	7,484	550,824	16,693	487,758
Shares issued in reinvestment of dividends	28,634	8,363	—	—
Shares redeemed	(6,414)	(240)	(8,558)	(1,333)

Net increase (decrease)	29,704	558,947	8,135	486,425

34	See Notes to Financial Statements.

September 30, 2019	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Discovery Fund		Baron Durable Advantage Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(1)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(4,413,443)	$549,549	$20,244	$9,541
Net realized gain (loss)	946,037	28,185,906	(108,643)	(26,238)
Change in net unrealized appreciation (depreciation)	(42,043,105)	53,718,312	521,110	227,257

Increase (decrease) in net assets resulting from operations	(45,510,511)	82,453,767	432,711	210,560

Distributions to shareholders from:
Distributable earnings — Retail Shares	(7,715,143)	(48,993)	(1,989)	—
Distributable earnings — Institutional Shares	(18,229,890)	(244,807)	(9,620)	—
Distributable earnings — R6 Shares	(356,349)	(7,283)	(1,393)	—

Decrease in net assets from distributions to shareholders	(26,301,382)	(301,083)	(13,002)	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	105,144,464	65,318,638	1,480,843	1,611,165
Proceeds from the sale of shares — Institutional Shares	279,070,683	149,777,093	1,608,216	2,880,771
Proceeds from the sale of shares — R6 Shares	2,815,364	2,454,595	51,965	431,489
Net asset value of shares issued in reinvestment of distributions — Retail Shares	7,658,228	48,796	1,905	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	17,151,065	216,670	9,620	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	356,349	7,283	1,393	—
Cost of shares redeemed — Retail Shares	(78,740,567)	(113,762,983)	(233,841)	(1,095,401)
Cost of shares redeemed — Institutional Shares	(115,824,380)	(38,843,415)	(279,432)	(4,738)
Cost of shares redeemed — R6 Shares	(929,826)	(1,348,639)	(28,842)	(10)

Increase (decrease) in net assets derived from capital share transactions	216,701,380	63,868,038	2,611,827	3,823,276

Net increase (decrease) in net assets	144,889,487	146,020,722	3,031,536	4,033,836

Net Assets:
Beginning of year	394,018,430	247,997,708	4,033,836	—

End of year	$538,907,917	$394,018,430	$7,065,372	$4,033,836

Capital share transactions — Retail Shares
Shares sold	5,416,591	3,167,654	129,313	158,803
Shares issued in reinvestment of distributions	400,954	2,690	193	—
Shares redeemed	(4,044,554)	(6,087,493)	(20,379)	(104,605)

Net increase (decrease)	1,772,991	(2,917,149)	109,127	54,198

Capital share transactions — Institutional Shares
Shares sold	14,122,841	7,243,735	137,943	280,159
Shares issued in reinvestment of distributions	887,277	11,840	971	—
Shares redeemed	(5,869,417)	(2,001,903)	(26,404)	(468)

Net increase (decrease)	9,140,701	5,253,672	112,510	279,691

Capital share transactions — R6 Shares
Shares sold	139,152	125,327	4,445	41,260
Shares issued in reinvestment of dividends	18,435	398	141	—
Shares redeemed	(48,698)	(70,934)	(2,907)	(1)

Net increase (decrease)	108,889	54,791	1,679	41,259

[1]	For the period January 2, 2018 (commencement of operations) to September 30, 2018.

See Notes to Financial Statements.	35

Baron Funds	September 30, 2019

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Investment Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust on February 19, 1987, and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers seven series (individually, a “Fund” and collectively, the “Funds”): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund.

Each Fund offers Retail Shares, Institutional Shares, and R6 Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms, or other platforms. R6 Shares are for investments in the amount of $5 million or more per Fund. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 457 plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with BAMCO, Inc. (the “Adviser”), and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class. The investment goals of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments primarily in securities of medium-sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in securities of small-sized growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron Opportunity Fund seeks capital appreciation through investments primarily in growth companies that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in securities of large-sized growth companies.

Baron Discovery Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron Durable Advantage Fund seeks capital appreciation through long-term investments primarily in securities of large-sized companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Funds’ share prices or net asset values (“NAV”) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or intrinsic value, which is calculated as the price of the common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

September 30, 2019	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Non-U.S. equity securities traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U. S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations.  Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the NAV is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions on the Statements of Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending.  The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

Baron Growth Fund, Baron Small Cap Fund, and Baron Discovery Fund participated in securities lending activities during the year ended September 30, 2019. There were no securities on loan at September 30, 2019.

e) Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by FASB Accounting Standards Update No. 2011-11 for the Funds’ investments in repurchase agreements at September 30, 2019, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets.

f) Master Limited Partnerships.  The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

g) Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

Baron Funds	September 30, 2019

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

h) Restricted Securities.  The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

i) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late-year loss deferral, post-October loss deferral, and wash sale loss deferral.

j) Commitments and Contingencies.  In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k) Cash and Cash Equivalents.  The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2019 were as follows:

Fund	Purchases	Sales
Baron Asset Fund	$772,956,010	$447,576,594
Baron Growth Fund	125,720,466	569,510,971
Baron Small Cap Fund	530,131,600	1,180,822,014
Baron Opportunity Fund	158,960,143	189,008,951
Baron Fifth Avenue Growth Fund	65,614,448	59,745,936
Baron Discovery Fund	422,215,218	243,453,977
Baron Durable Advantage Fund	3,282,820	548,370

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, and Baron Discovery Fund equal to 1% per annum of the average daily net assets of the respective Funds. The Adviser receives a fee payable monthly equal to 0.70% per annum of Baron Fifth Avenue Growth Fund’s average daily net assets and 0.65% per annum of Baron Durable Advantage Fund’s average daily net assets.

For Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, the Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating Expense Ratio Cap

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Opportunity Fund	1.50%	1.25%	1.24%
Baron Fifth Avenue Growth Fund	1.00%	0.75%	0.75%
Baron Discovery Fund	1.35%	1.10%	1.09%
Baron Durable Advantage Fund	0.95%	0.70%	0.70%

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

e) Cross Trades.  The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, other funds in the Baron Select Funds, and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading Procedures” adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of a Fund under certain limited

September 30, 2019	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

circumstances by virtue of having a common investment adviser, common officers, or common trustees complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the year ended September 30, 2019, the Funds engaged in the following cross-trades:

	Purchases	Sales	Net Realized Gains (Losses)
Baron Opportunity Fund	$512,329	$488,144	$(138,029)
Baron Discovery Fund	623,064	512,329	379,378

5. LINE OF CREDIT

The Funds, together with other funds in Baron Select Funds (except Baron Partners Fund), participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $100 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $100 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the effective federal funds rate or the one month LIBOR rate plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets. During the year ended September 30, 2019, Baron Growth Fund and Baron Opportunity Fund had borrowings under the line of credit and incurred interest expense of $132,849 and $1,139, respectively. For the 65 days during which there were borrowings, Baron Growth Fund had an average daily balance on the line of credit of $21.4 million at a weighted average interest rate of 3.49%. For the one day during which there were borrowings, Baron Opportunity Fund had a balance on the line of credit of $13.6 million at an interest rate of 3.02%.

6. RESTRICTED SECURITIES

At September 30, 2019, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At September 30, 2019, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Asset Fund

	Acquisition Date(s)	Value
Private Partnerships
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	$179,228

(Cost $0) (0.01% of Net Assets)

	Baron Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Private Preferred Stocks
Schrodinger, Inc. Series E	11/9/2018	$5,870,118

Private Partnerships
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	60,329

Total Restricted Securities		$5,930,447

(Cost $ 4,999,999)† (0.08% of Net Assets)

	Baron Small Cap Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Repay Holdings Corporation	7/11/2019	$45,535,000

Warrants
Repay Holdings Corporation Warrants Exp 7/11/2024	7/11/2019	3,010,000

Total Restricted Securities		$48,545,000

(Cost $35,000,000)† (1.25% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

Baron Funds	September 30, 2019

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations to more accurately reflect their fair value. Since these values obtained from quoted prices in an active market are adjusted, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of September 30, 2019 in valuing the Funds’ investments carried at fair value:

	Baron Asset Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$4,231,182,659	$—	$—	$4,231,182,659
Private Partnerships	—	—	179,228	179,228
Short Term Investments	—	85,756,291	—	85,756,291

Total Investments	$4,231,182,659	$85,756,291	$179,228	$4,317,118,178

	Baron Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$6,745,163,443	$10,211,884	$—	$6,755,375,327
Private Preferred Stocks	—	—	5,870,118	5,870,118
Private Partnerships	—	—	60,329	60,329
Warrants	—	550,135	—	550,135
Short Term Investments	—	40,856,879	—	40,856,879

Total Investments	$6,745,163,443	$51,618,898	$5,930,447	$6,802,712,788

†	See Statements of Net Assets for additional detailed categorizations.

September 30, 2019	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Small Cap Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$3,656,708,018	$97,189,504	$—	$3,753,897,522
Warrants†	—	4,496,845	—	4,496,845
Short Term Investments	—	127,606,118	—	127,606,118

Total Investments	$3,656,708,018	$229,292,467	$—	$3,886,000,485

	Baron Opportunity Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$427,070,547	$—	$—	$427,070,547

Total Investments	$427,070,547	$—	$—	$427,070,547

	Baron Fifth Avenue Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$290,168,735	$10,228,684	$—	$300,397,419
Short Term Investments	—	9,834,253	—	9,834,253

Total Investments	$290,168,735	$20,062,937	$—	$310,231,672

	Baron Discovery Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$476,590,340	$20,600,135	$—	$497,190,475
Short Term Investments	—	41,673,966	—	41,673,966

Total Investments	$476,590,340	$62,274,101	$—	$538,864,441

	Baron Durable Advantage Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$6,675,900	$151,165	$—	$6,827,065
Short Term Investments	—	436,141	—	436,141

Total Investments	$6,675,900	$587,306	$—	$7,263,206

†	See Statements of Net Assets for additional detailed categorizations.

Baron Funds	September 30, 2019

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Asset Fund

Investments in Securities	Balance as of September 30, 2018	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of September 30, 2019	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at September 30, 2019
Private Partnerships
Financials	$183,462	$—	$—	$(4,234)	$—	$—	$—	$—	$179,228	$(4,234)

	Baron Growth Fund

Investments in Securities	Balance as of September 30, 2018	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of September 30, 2019	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at September 30, 2019
Private Preferred Stocks
Health Care	$—	$—	$—	$870,119	$4,999,999	$—	$—	$—	$5,870,118	$870,119

Private Partnerships
Financials	61,755	—	—	(1,426)	—	—	—	—	60,329	(1,426)

Total	$61,755	$—	$—	$868,693	$4,999,999	$—	$—	$—	$5,930,447	$868,693

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late year loss deferral, post-October loss deferral and wash sale loss deferral. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended September 30, 2019, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses, passive foreign investment companies, REITs, and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

Fund	Undistributed (Accumulated) Net Investment Income (Loss)*	Undistributed (Accumulated) Net Realized Gain (Loss)*	Paid-In Capital
Baron Asset Fund	$22,045,307	$(7,511,445)	$(14,533,862)
Baron Growth Fund	6,238,483	(28,408)	(6,210,075)
Baron Small Cap Fund	38,790,132	(36,144,706)	(2,645,426)
Baron Opportunity Fund	3,998,119	(2,680,745)	(1,317,374)
Baron Fifth Avenue Growth Fund	(13,772)	13,772	—
Baron Discovery Fund	2,399,559	(2,086,355)	(313,204)
Baron Durable Advantage Fund	108	(108)	—

*

Undistributed (accumulated) net investment income (loss) and undistributed (accumulated) net realized gain (loss) are included in distributable earnings (losses) on the Statements of Assets and Liabilities.

September 30, 2019	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of September 30, 2019, the components of net assets on a tax basis were as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund	Baron Discovery Fund	Baron Durable Advantage Fund
Cost of investments	$1,704,941,432	$1,842,871,350	$1,874,886,478	$245,381,990	$161,957,444	$485,371,304	$6,514,834

Gross tax unrealized appreciation	2,619,450,897	4,999,543,686	2,070,777,951	185,027,196	150,392,547	93,377,035	823,449
Gross tax unrealized depreciation	(7,274,151)	(39,702,248)	(59,663,944)	(3,338,639)	(2,118,319)	(39,883,898)	(75,077)

Net tax unrealized appreciation (depreciation)	2,612,176,746	4,959,841,438	2,011,114,007	181,688,557	148,274,228	53,493,137	748,372
Net tax unrealized currency appreciation (depreciation)	—	(10)	—	—	—	(663)	(5)
Undistributed (accumulated) net investment income (loss)	—	—	—	—	239,510	—	17,598
Undistributed (accumulated) net realized gain (loss)	71,350,366	244,402,381	352,984,284	24,023,109	9,213,430	—	—
Qualified late year loss deferral	(19,686,272)	(7,247,509)	(18,375,464)	(3,388,119)	—	(3,603,188)	(63,465)
Capital loss carryforwards	—	—	—	—	—	—	(71,640)
Paid-in capital	1,666,836,861	1,592,509,444	1,535,414,900	209,190,845	150,626,427	489,018,631	6,434,512

Net Assets	$4,330,677,701	$6,789,505,744	$3,881,137,727	$411,514,392	$308,353,595	$538,907,917	$7,065,372

As of September 30, 2019, the Funds had capital loss carryforwards expiring as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund	Baron Discovery Fund	Baron Durable Advantage Fund
Short term capital loss carryforwards:
No expiration date	$—	$—	$—	$—	$—	$—	$71,640

Capital loss carryforward utilized during the year ended September 30, 2019	$—	$—	$—	$—	$1,434,901	$—	$—

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018

Fund	Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
Baron Asset Fund	$—	$211,479,374	$—	$208,739,014
Baron Growth Fund	—	430,003,177	—	655,754,440
Baron Small Cap Fund	—	351,005,399	—	513,668,207
Baron Opportunity Fund	—	19,401,893	—	34,774,256
Baron Fifth Avenue Growth Fund	—	—	—	—
Baron Discovery Fund	370,619	25,930,763	301,083	—
Baron Durable Advantage Fund	13,002	—	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At September 30, 2019, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

Baron Funds	September 30, 2019

NOTES TO FINANCIAL STATEMENTS (Continued)

9. OWNERSHIP CONCENTRATION

As of September 30, 2019, the officers, trustees, and portfolio managers owned, directly or indirectly, 13.94% of Baron Fifth Avenue Growth Fund and 30.65% of Baron Durable Advantage Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Fifth Avenue Growth Fund, and Baron Durable Advantage Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON GROWTH FUND

Name of Issuer	Value at September 30, 2018	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at September 30, 2019	Value at September 30, 2019	% of Net Assets at September 30, 2019
“Affiliated” Company as of September 30, 2019:
Benefitfocus, Inc.	$88,990,000	$—	$—	$(36,608,000)	$—	$—	2,200,000	$52,382,000	0.77%
Choice Hotels International, Inc.	249,900,000	—	—	16,980,000	—	2,580,000	3,000,000	266,880,000	3.93%
Iridium Communications Inc.	168,489,833	34,464,372	20	(14,357,902)	15	—	8,862,608	188,596,298	2.78%
Vail Resorts, Inc.	576,282,000	—	—	(98,406,000)	—	13,566,000	2,100,000	477,876,000	7.04%

	$1,083,661,833	$34,464,372	$20	$(132,391,902)	$15	$16,146,000		$985,734,298

No longer an “Affiliated” Company as of September 30, 2019:
Iridium Communications Inc., Series B, 6.75%†	$31,258,957	$—	$34,464,372	$3,205,415	$—	$693,124	—	$—	0.00%

BARON SMALL CAP FUND

Name of Issuer	Value at September 30, 2018	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at September 30, 2019	Value at September 30, 2019	% of Net Assets at September 30, 2019
“Affiliated” Company as of September 30, 2019:
Repay Holdings Corporation	$—	$35,000,000	$—	$10,535,000	$—	$—	3,500,000	$45,535,000	1.17%
Repay Holdings Corporation Warrants Exp 7/11/2024	—	—	—	3,010,000	—	—	3,500,000	3,010,000	0.08%

	$—	$35,000,000	$—	$13,545,000	$—	$—		$48,545,000

No longer an “Affiliated” Company as of September 30, 2019:
Installed Building Products, Inc.	$48,750,000	$9,770,446	$—	$27,489,554	$—	$—	1,500,000	$86,010,000	2.22%

[1]

An “Affiliated” company (“affiliated person” as defined in the 1940 Act) is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended September 30, 2019.

11. RECENT ACCOUNTING PRONOUNCEMENTS:

As of November 5, 2018, pursuant to amendments to financial statement requirements adopted by SEC Release No. 33-10532 “Disclosure Update and Simplification,” funds are no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. We have evaluated the implications of these amendments that are included in the financial statements, which had no effect on the Funds’ net assets or results of operations. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. At September 30, 2018, the distributions from net investment income and net realized gain from investments, were as follows:

Net Investment Income	Retail Shares	Institutional Shares	R6 Shares
Baron Asset Fund	$—	$—	$—
Baron Growth Fund	—	—	—
Baron Small Cap Fund	—	—	—
Baron Opportunity Fund	—	—	—
Baron Fifth Avenue Growth Fund	—	—	—
Baron Discovery Fund	48,993	244,807	7,283
Baron Durable Advantage Fund	—	—	—
Baron Asset Fund	137,145,474	69,986,292	1,607,248
Baron Growth Fund	286,221,373	368,081,112	1,451,955
Baron Small Cap Fund	212,143,374	289,023,146	12,501,687

September 30, 2019	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

11. RECENT ACCOUNTING PRONOUNCEMENTS (Continued):

Net Realized Gain on investments	Retail Shares	Institutional Shares	R6 Shares
Baron Opportunity Fund	$27,302,633	$7,324,844	$146,779
Baron Fifth Avenue Growth Fund	—	—	—
Baron Discovery Fund	—	—	—
Baron Durable Advantage Fund	—	—	—

As part of this update, it is no longer required to disclose the undistributed net investment income/(distributions in excess of net investment income) on the Statements of Assets and Liabilities. As of September 30, 2018 the undistributed net investment income/(distributions in excess of net investment income) were as follows:

Baron Asset Fund	$(18,053,692)
Baron Growth Fund	6,338,005
Baron Small Cap Fund	(25,558,176)
Baron Opportunity Fund	(2,928,899)
Baron Fifth Avenue Growth Fund	(985,077)
Baron Discovery Fund	(995,200)
Baron Durable Advantage Fund	10,248

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has elected to early adopt this guidance and the amendments are reflected in the current financial statements.

Baron Investment Funds	September 30, 2019

FINANCIAL HIGHLIGHTS

BARON ASSET FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended September 30,

2019	81.43	(0.56)[1]	6.17	5.61	0.00	(4.76)	(4.76)	82.28	7.82		1.30		(0.73)	2,242.0	11.83

2018	70.87	(0.59)[1]	16.09	15.50	0.00	(4.94)	(4.94)	81.43	23.11		1.30		(0.79)	2,259.7	9.87

2017	60.67	(0.48)[1]	13.48	13.00	0.00	(2.80)	(2.80)	70.87	22.41		1.31		(0.75)	1,979.1	10.35

2016	60.88	(0.25)[1]	6.63	6.38	0.00	(6.59)	(6.59)	60.67	11.14		1.31		(0.43)	1,802.6	12.54

2015	63.75	(0.41)[1]	1.71	1.30	0.00	(4.17)	(4.17)	60.88	1.81		1.31		(0.62)	1,804.3	13.53

2014	61.37	(0.44)[1]	8.42	7.98	0.00	(5.60)	(5.60)	63.75	13.59		1.31		(0.70)	2,000.5	11.26

2013	52.03	(0.34)[1]	13.44	13.10	0.00	(3.76)	(3.76)	61.37	27.17		1.32		(0.62)	2,024.2	12.04

2012	49.00	(0.14)[1]	10.94	10.80	0.00	(7.77)	(7.77)	52.03	24.65		1.33		(0.28)	1,845.6	13.11

2011	49.27	(0.23)[1]	0.73	0.50	0.00	(0.77)	(0.77)	49.00	0.85		1.33		(0.41)	1,924.9	23.89

2010	43.62	(0.28)[1]	5.93	5.65	0.00	0.00	0.00	49.27	12.95		1.32		(0.61)	2,424.2	13.04

INSTITUTIONAL SHARES

Year Ended September 30,

2019	84.36	(0.38)[1]	6.45	6.07	0.00	(4.76)	(4.76)	85.67	8.11		1.05		(0.48)	1,979.7	11.83

2018	73.07	(0.41)[1]	16.64	16.23	0.00	(4.94)	(4.94)	84.36	23.43		1.04		(0.53)	1,315.7	9.87

2017	62.30	(0.33)[1]	13.90	13.57	0.00	(2.80)	(2.80)	73.07	22.76		1.04		(0.50)	1,021.0	10.35

2016	62.19	(0.10)[1]	6.80	6.70	0.00	(6.59)	(6.59)	62.30	11.44		1.04		(0.17)	723.3	12.54

2015	64.87	(0.24)[1]	1.73	1.49	0.00	(4.17)	(4.17)	62.19	2.09		1.04		(0.36)	719.1	13.53

2014	62.20	(0.28)[1]	8.55	8.27	0.00	(5.60)	(5.60)	64.87	13.90		1.04		(0.43)	689.8	11.26

2013	52.55	(0.21)[1]	13.62	13.41	0.00	(3.76)	(3.76)	62.20	27.51		1.05		(0.38)	506.1	12.04

2012	49.30	0.01 [1]	11.01	11.02	0.00	(7.77)	(7.77)	52.55	24.99		1.06		0.02	386.7	13.11

2011	49.43	(0.10)[1]	0.74	0.64	0.00	(0.77)	(0.77)	49.30	1.14		1.06		(0.18)	288.9	23.89

2010	43.65	(0.15)[1]	5.93	5.78	0.00	0.00	0.00	49.43	13.24		1.06		(0.33)	242.8	13.04

R6 SHARES

Year Ended September 30,

2019	84.35	(0.38)[1]	6.44	6.06	0.00	(4.76)	(4.76)	85.65	8.09		1.05		(0.47)	109.0	11.83

2018	73.06	(0.41)[1]	16.64	16.23	0.00	(4.94)	(4.94)	84.35	23.43		1.04		(0.54)	73.5	9.87

2017	62.30	(0.34)[1]	13.90	13.56	0.00	(2.80)	(2.80)	73.06	22.74		1.04		(0.51)	22.5	10.35

2016[4]	53.85	(0.21)[1]	8.68	8.47	0.00	(0.02)	(0.02)	62.30	15.73	[2]	1.04	[3]	(0.52)[3]	7.8	12.54

[1]	Based on average shares outstanding.
[2]	Not Annualized.
[3]	Annualized.
[4]	For the period January 29, 2016 (initial offering of R6 Shares) to September 30, 2016.

46	See Notes to Financial Statements.

September 30, 2019	Baron Investment Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON GROWTH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended September 30,

2019	80.68	(0.16)[1]	3.56	3.40	0.00	(5.13)	(5.13)	78.95	5.09		1.29	[2]	(0.21)	2,507.0	1.93

2018	71.77	(0.17)[1]	16.98	16.81	0.00	(7.90)	(7.90)	80.68	25.55		1.29	[2]	(0.24)	2,747.8	2.92

2017	67.13	(0.16)[1]	12.44	12.28	0.00	(7.64)	(7.64)	71.77	20.47		1.30	[2]	(0.25)	2,666.6	3.32

2016	68.25	0.08 [1]	4.83	4.91	0.00	(6.03)	(6.03)	67.13	7.60		1.30	[2]	0.12	2,917.2	4.68

2015	70.46	(0.27)[1]	1.28	1.01	0.00	(3.22)	(3.22)	68.25	1.27		1.29	[2]	(0.37)	3,511.2	6.95

2014	68.67	0.06 [1]	3.45	3.51	(0.03)	(1.69)	(1.72)	70.46	5.11		1.29	[2]	0.08	4,076.1	13.15

2013	58.19	(0.12)[1]	16.37	16.25	(0.18)	(5.59)	(5.77)	68.67	30.76		1.30		(0.20)	4,644.2	9.63

2012	46.18	0.20 [1]	12.64	12.84	0.00	(0.83)	(0.83)	58.19	28.12		1.32		0.38	4,073.5	13.70

2011	44.37	(0.29)[1]	2.10	1.81	0.00	0.00	0.00	46.18	4.08		1.32		(0.56)	4,110.8	13.51

2010	39.00	(0.34)[1]	5.71	5.37	0.00	0.00	0.00	44.37	13.77		1.32		(0.80)	4,842.8	16.12

INSTITUTIONAL SHARES

Year Ended September 30,

2019	83.09	0.03 [1]	3.70	3.73	0.00	(5.13)	(5.13)	81.69	5.36		1.04	[2]	0.03	4,150.9	1.93

2018	73.52	0.01 [1]	17.46	17.47	0.00	(7.90)	(7.90)	83.09	25.86		1.03	[2]	0.01	4,134.2	2.92

2017	68.42	0.00 [1,5]	12.74	12.74	0.00	(7.64)	(7.64)	73.52	20.79		1.04	[2]	0.00 [6]	3,433.5	3.32

2016	69.28	0.24 [1]	4.93	5.17	0.00	(6.03)	(6.03)	68.42	7.88		1.05	[2]	0.37	3,043.3	4.68

2015	71.33	(0.09)[1]	1.28	1.19	(0.02)	(3.22)	(3.24)	69.28	1.51		1.04	[2]	(0.12)	3,440.4	6.95

2014	69.32	0.20 [1]	3.53	3.73	(0.03)	(1.69)	(1.72)	71.33	5.39		1.04	[2]	0.28	3,694.5	13.15

2013	58.70	0.02 [1]	16.52	16.54	(0.33)	(5.59)	(5.92)	69.32	31.10		1.05		0.04	2,976.7	9.63

2012	46.46	0.45 [1]	12.62	13.07	0.00	(0.83)	(0.83)	58.70	28.45		1.06		0.83	1,747.3	13.70

2011	44.52	(0.17)[1]	2.11	1.94	0.00	0.00	0.00	46.46	4.36		1.06		(0.33)	1,261.8	13.51

2010	39.03	(0.22)[1]	5.71	5.49	0.00	0.00	0.00	44.52	14.07		1.06		(0.53)	728.9	16.12

R6 SHARES

Year Ended September 30,

2019	83.10	0.00 [1,5]	3.73	3.73	0.00	(5.13)	(5.13)	81.70	5.36		1.04	[2]	0.00 [6]	131.6	1.93

2018	73.52	(0.00)[1,5]	17.48	17.48	0.00	(7.90)	(7.90)	83.10	25.88		1.04	[2]	(0.00)[6]	107.4	2.92

2017	68.42	(0.11)[1]	12.85	12.74	0.00	(7.64)	(7.64)	73.52	20.79		1.05	[2]	(0.15)	12.5	3.32

2016[7]	60.02	(0.15)[1]	8.55	8.40	0.00	0.00	0.00	68.42	14.00	[3]	1.05	[2,4]	(0.33)[4]	2.3	4.68

[1]	Based on average shares outstanding.
[2]	Interest expense rounds to less than 0.01%.
[3]	Not Annualized.
[4]	Annualized.
[5]	Less than $0.01 per share.
[6]	Less than 0.01%.
[7]	For the period January 29, 2016 (initial offering of R6 Shares) to September 30, 2016.

See Notes to Financial Statements.	47

Baron Investment Funds	September 30, 2019

FINANCIAL HIGHLIGHTS (Continued)

BARON SMALL CAP FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) on Investment ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)	Operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended September 30,

2019	33.68	(0.27)[1]	(1.36)	(1.63)	0.00	(2.61)	(2.61)	29.44	(4.17)	1.31		(0.95)	1,451.9	13.44

2018	30.64	(0.32)[1]	7.21	6.89	0.00	(3.85)	(3.85)	33.68	25.00	1.30		(1.05)	1,831.3	14.19

2017	30.59	(0.04)[1]	5.77	5.73	0.00	(5.68)	(5.68)	30.64	22.45	1.31	[5]	(0.15)	1,730.3	28.95

2016	30.34	(0.18)[1]	3.84	3.66	0.00	(3.41)	(3.41)	30.59	12.89	1.32	[5]	(0.64)	1,826.3	10.25

2015	33.68	(0.21)[1]	(1.10)	(1.31)	0.00	(2.03)	(2.03)	30.34	(4.32)	1.30		(0.61)	2,601.4	14.66

2014	32.83	(0.01)[1]	2.14	2.13	0.00	(1.28)	(1.28)	33.68	6.52	1.30		(0.04)	3,192.8	16.41

2013	26.14	(0.12)[1]	7.61	7.49	0.00	(0.80)	(0.80)	32.83	29.51	1.31		(0.42)	3,626.1	20.35

2012	20.84	(0.19)[1]	5.96	5.77	0.00	(0.47)	(0.47)	26.14	28.09	1.31		(0.76)	3,081.8	28.02

2011	20.90	(0.15)[1]	0.09 [2]	(0.06)	0.00	0.00	0.00	20.84	(0.29)	1.31		(0.63)	2,842.0	32.81

2010	17.96	(0.06)[1]	3.00	2.94	0.00	0.00	0.00	20.90	16.37	1.31		(0.30)	3,032.0	27.22

INSTITUTIONAL SHARES

Year Ended September 30,

2019	34.95	(0.21)[1]	(1.39)	(1.60)	0.00	(2.61)	(2.61)	30.74	(3.91)	1.05		(0.69)	2,267.3	13.44

2018	31.58	(0.25)[1]	7.47	7.22	0.00	(3.85)	(3.85)	34.95	25.33	1.04		(0.79)	2,696.7	14.19

2017	31.29	0.02 [1]	5.95	5.97	0.00	(5.68)	(5.68)	31.58	22.76	1.05	[5]	0.06	2,404.6	28.95

2016	30.88	(0.12)[1]	3.94	3.82	0.00	(3.41)	(3.41)	31.29	13.21	1.06	[5]	(0.41)	1,680.7	10.25

2015	34.16	(0.13)[1]	(1.12)	(1.25)	0.00	(2.03)	(2.03)	30.88	(4.08)	1.04		(0.37)	1,923.2	14.66

2014	33.20	0.06 [1]	2.18	2.24	0.00	(1.28)	(1.28)	34.16	6.79	1.04		0.18	2,057.4	16.41

2013	26.36	(0.05)[1]	7.69	7.64	0.00	(0.80)	(0.80)	33.20	29.85	1.05		(0.16)	1,775.7	20.35

2012	20.96	(0.13)[1]	6.00	5.87	0.00	(0.47)	(0.47)	26.36	28.41	1.05		(0.53)	1,111.0	28.02

2011	20.97	(0.10)[1]	0.09 [2]	(0.01)	0.00	0.00	0.00	20.96	(0.05)	1.06		(0.42)	518.6	32.81

2010	17.97	(0.03)[1]	3.03	3.00	0.00	0.00	0.00	20.97	16.69	1.06		(0.15)	261.1	27.22

R6 SHARES

Year Ended September 30,

2019	34.94	(0.21)[1]	(1.39)	(1.60)	0.00	(2.61)	(2.61)	30.73	(3.91)	1.05		(0.70)	161.9	13.44

2018	31.57	(0.26)[1]	7.48	7.22	0.00	(3.85)	(3.85)	34.94	25.34	1.05		(0.82)	155.2	14.19

2017	31.29	(0.08)[1]	6.04	5.96	0.00	(5.68)	(5.68)	31.57	22.72	1.06	[5]	(0.28)	101.8	28.95

2016[6]	26.06	(0.17)[1]	5.40	5.23	0.00	0.00	0.00	31.29	20.07 [3]	1.06	[4,5]	(0.85)[4]	3.7	10.25

[1]	Based on average shares outstanding.
[2]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[3]	Not Annualized.
[4]	Annualized.
[5]	Interest expense rounds to less than 0.01%.
[6]	For the period January 29, 2016 (initial offering of R6 Shares) to September 30, 2016.

48	See Notes to Financial Statements.

September 30, 2019	Baron Investment Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON OPPORTUNITY FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:								Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Redemption fee		Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended September 30,

2019	22.02	(0.22)[1]	0.66	0.44	0.00	(0.93)	(0.93)	0.00		21.53	2.51		1.34	[4]	(1.07)	302.6	37.10

2018	18.53	(0.22)[1]	6.36	6.14	0.00	(2.65)	(2.65)	0.00		22.02	37.41		1.37	[4]	(1.13)	363.6	23.97

2017	16.87	(0.20)[1]	3.75	3.55	0.00	(1.89)	(1.89)	0.00		18.53	24.32		1.41	[4]	(1.18)	201.4	32.62

2016	17.12	(0.13)[1]	1.70	1.57	0.00	(1.82)	(1.82)	0.00		16.87	9.19		1.41	[4]	(0.83)	207.0	32.38

2015	18.61	(0.21)[1]	(0.25)	(0.46)	0.00	(1.03)	(1.03)	0.00		17.12	(2.70)		1.38	[4]	(1.10)	232.2	41.87

2014	19.26	(0.24)[1]	0.79	0.55	0.00	(1.20)	(1.20)	0.00		18.61	2.87	[3]	1.35		(1.24)	331.2	63.40

2013	15.61	(0.17)[1]	4.06	3.89	0.00	(0.24)	(0.24)	0.00		19.26	25.39		1.37		(1.02)	359.9	70.44

2012	12.83	(0.17)[1]	2.95	2.78	0.00	0.00	0.00	0.00		15.61	21.67		1.39		(1.16)	332.4	88.56

2011	12.76	(0.16)[1]	0.23	0.07	0.00	0.00	0.00	0.00		12.83	0.55		1.41		(1.11)	240.4	65.43

2010	10.61	(0.13)[1]	2.28	2.15	0.00	0.00	0.00	0.00	[2]	12.76	20.26		1.44		(1.08)	214.4	76.44

INSTITUTIONAL SHARES

Year Ended September 30,

2019	22.83	(0.18)[1]	0.70	0.52	0.00	(0.93)	(0.93)	0.00		22.42	2.78		1.09	[4]	(0.82)	94.4	37.10

2018	19.08	(0.18)[1]	6.58	6.40	0.00	(2.65)	(2.65)	0.00		22.83	37.73		1.11	[4]	(0.88)	96.4	23.97

2017	17.27	(0.16)[1]	3.86	3.70	0.00	(1.89)	(1.89)	0.00		19.08	24.65		1.14	[4]	(0.92)	51.7	32.62

2016	17.45	(0.08)[1]	1.72	1.64	0.00	(1.82)	(1.82)	0.00		17.27	9.44		1.13	[4]	(0.46)	43.3	32.38

2015	18.89	(0.16)[1]	(0.25)	(0.41)	0.00	(1.03)	(1.03)	0.00		17.45	(2.38)		1.10	[4]	(0.84)	91.7	41.87

2014	19.49	(0.19)[1]	0.79	0.60	0.00	(1.20)	(1.20)	0.00		18.89	3.10	[3]	1.08		(0.97)	109.4	63.40

2013	15.75	(0.13)[1]	4.11	3.98	0.00	(0.24)	(0.24)	0.00		19.49	25.74		1.11		(0.79)	101.3	70.44

2012	12.91	(0.13)[1]	2.97	2.84	0.00	0.00	0.00	0.00		15.75	22.00		1.13		(0.90)	62.5	88.56

2011	12.80	(0.12)[1]	0.23	0.11	0.00	0.00	0.00	0.00		12.91	0.86		1.14		(0.84)	35.5	65.43

2010	10.62	(0.10)[1]	2.28	2.18	0.00	0.00	0.00	0.00	[2]	12.80	20.53		1.18		(0.83)	25.5	76.44

R6 SHARES

Year Ended September 30,

2019	22.86	(0.18)[1]	0.70	0.52	0.00	(0.93)	(0.93)	0.00		22.45	2.78		1.08	[4]	(0.81)	14.5	37.10

2018	19.09	(0.17)[1]	6.59	6.42	0.00	(2.65)	(2.65)	0.00		22.86	37.83		1.09	[4]	(0.82)	14.0	23.97

2017	17.28	(0.16)[1]	3.86	3.70	0.00	(1.89)	(1.89)	0.00		19.09	24.64		1.12	[4]	(0.89)	1.0	32.62

2016[7]	16.88	(0.02)[1]	0.42	0.40	0.00	0.00	0.00	0.00		17.28	2.37	[5]	1.12	[4,6]	(1.25)[6]	0.5	32.38

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]

The Adviser made a voluntary payment to the Fund in the amount of $140,762 to compensate the Fund for a loss incurred due to a trade processing error. The impact of this payment increased the Fund’s total return by 0.03%.

[4]	Interest expense rounds to less than 0.01%.
[5]	Not Annualized.
[6]	Annualized.
[7]	For the period August 31, 2016 (initial offering of R6 Shares) to September 30, 2016.

See Notes to Financial Statements.	49

Baron Investment Funds	September 30, 2019

FINANCIAL HIGHLIGHTS (Continued)

BARON FIFTH AVENUE GROWTH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:				Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) on investments ($)		Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended September 30,

2019	31.02	0.07 [1]	1.01		1.08	0.00	0.00	0.00	32.10	3.48	[2]	1.06		(0.06)	1.00		0.23	115.5	21.24

2018	24.04	(0.17)[1]	7.15		6.98	0.00	0.00	0.00	31.02	29.03	[2]	1.09		(0.08)	1.01		(0.61)	132.2	8.81

2017	19.35	(0.11)[1]	4.80		4.69	0.00	0.00	0.00	24.04	24.24	[2]	1.12	[3]	(0.02)	1.10		(0.50)	87.5	13.94

2016	16.91	(0.08)[1]	2.52		2.44	0.00	0.00	0.00	19.35	14.43	[2]	1.26		(0.04)	1.22		(0.43)	73.5	19.30

2015	16.83	(0.09)[1]	0.17	[6]	0.08	0.00	0.00	0.00	16.91	0.48	[2]	1.32		(0.02)	1.30		(0.49)	71.5	14.54

2014	14.42	(0.05)[1]	2.46		2.41	0.00	0.00	0.00	16.83	16.71	[2]	1.37		(0.07)	1.30		(0.29)	53.2	16.84

2013	11.83	0.02 [1]	2.57		2.59	0.00	0.00	0.00	14.42	21.89	[2]	1.47		(0.17)	1.30		0.14	47.8	22.91

2012	8.98	(0.03)[1]	2.88		2.85	0.00	0.00	0.00	11.83	31.74	[2]	1.55		(0.25)	1.30		(0.30)	34.8	79.07

2011	9.21	(0.06)[1]	(0.17)		(0.23)	0.00	0.00	0.00	8.98	(2.50)[2]		1.59		(0.29)	1.30		(0.55)	23.4	75.36

2010	8.60	(0.03)[1]	0.66		0.63	(0.02)	0.00	(0.02)	9.21	7.38	[2]	1.62		(0.25)	1.37		(0.32)	29.0	57.67

INSTITUTIONAL SHARES

Year Ended September 30,

2019	31.62	0.17 [1]	1.01		1.18	0.00	0.00	0.00	32.80	3.73	[2]	0.80		(0.05)	0.75		0.56	170.4	21.24

2018	24.44	(0.10)[1]	7.28		7.18	0.00	0.00	0.00	31.62	29.38	[2]	0.82		(0.06)	0.76		(0.36)	152.2	8.81

2017	19.62	(0.05)[1]	4.87		4.82	0.00	0.00	0.00	24.44	24.57		0.84	[3]	0.00	0.84		(0.24)	89.5	13.94

2016	17.10	(0.03)[1]	2.55		2.52	0.00	0.00	0.00	19.62	14.74	[2]	0.98		(0.01)	0.97		(0.19)	81.9	19.30

2015	17.00	(0.04)[1]	0.16	[6]	0.12	(0.02)	0.00	(0.02)	17.10	0.72		1.04		0.00	1.04		(0.23)	74.7	14.54

2014	14.53	(0.01)[1]	2.48		2.47	0.00	0.00	0.00	17.00	17.00	[2]	1.08		(0.03)	1.05		(0.08)	56.0	16.84

2013	11.89	0.05 [1]	2.59		2.64	0.00	0.00	0.00	14.53	22.20	[2]	1.18		(0.13)	1.05		0.36	33.8	22.91

2012	9.00	(0.01)[1]	2.90		2.89	0.00	0.00	0.00	11.89	32.11	[2]	1.26		(0.21)	1.05		(0.05)	18.9	79.07

2011	9.21	(0.03)[1]	(0.18)		(0.21)	0.00	0.00	0.00	9.00	(2.28)[2]		1.31		(0.26)	1.05		(0.30)	10.2	75.36

2010	8.61	(0.01)[1]	0.66		0.65	(0.05)	0.00	(0.05)	9.21	7.59	[2]	1.35		(0.24)	1.11		(0.07)	10.4	57.67

R6 SHARES

Year Ended September 30,

2019	31.63	0.17 [1]	1.01		1.18	0.00	0.00	0.00	32.81	3.73	[2]	0.79		(0.04)	0.75		0.54	22.5	21.24

2018	24.45	(0.11)[1]	7.29		7.18	0.00	0.00	0.00	31.63	29.37	[2]	0.80		(0.05)	0.75		(0.37)	21.4	8.81

2017	19.63	(0.06)[1]	4.88		4.82	0.00	0.00	0.00	24.45	24.55		0.84	[3]	0.00	0.84		(0.27)	4.7	13.94

2016[7]	17.03	(0.05)[1]	2.65		2.60	0.00	0.00	0.00	19.63	15.27	[2,4]	0.85	[5]	(0.01)[5]	0.84	[5]	(0.37)[5]	1.4	19.30

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Interest expense rounds to less than 0.01%.
[4]	Not Annualized.
[5]	Annualized.
[6]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[7]	For the period January 29, 2016 (initial offering of R6 Shares) to September 30, 2016.

50	See Notes to Financial Statements.

September 30, 2019	Baron Investment Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON DISCOVERY FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended September 30,

2019	23.77	(0.22)[1]	(2.64)	(2.86)	0.00	(1.50)	(1.50)	19.41	(11.93)[3]		1.36		(0.01)	1.35		(1.10)	122.7	55.94

2018	17.56	0.09 [1]	6.13	6.22	(0.01)	0.00	(0.01)	23.77	35.41	[3]	1.40	[8]	(0.05)	1.35		0.45	108.2	72.25

2017	13.40	(0.17)[1]	4.33	4.16	0.00	0.00	0.00	17.56	31.04	[3]	1.47		(0.12)	1.35		(1.11)	131.2	40.97

2016	11.13	0.16 [1]	2.38	2.54	0.00	(0.27)	(0.27)	13.40	23.24	[3]	1.88		(0.53)	1.35		1.38	18.6	90.74

2015	11.68	(0.13)[1]	(0.42)	(0.55)	0.00	0.00	0.00	11.13	(4.71)[3,4]		1.57		(0.22)	1.35		(0.97)	19.9	114.82

2014	10.00	(0.10)[1]	1.78 [2]	1.68	0.00	0.00	0.00	11.68	16.80	[3]	2.16		(0.81)	1.35		(0.85)	16.6	109.40

INSTITUTIONAL SHARES

Year Ended September 30,

2019	24.03	(0.18)[1]	(2.67)	(2.85)	0.00	(1.50)	(1.50)	19.68	(11.75)		1.10		0.00	1.10		(0.88)	409.4	55.94

2018	17.74	0.01 [1]	6.32	6.33	(0.04)	0.00	(0.04)	24.03	35.74	[3]	1.12	[8]	(0.02)	1.10		0.05	280.2	72.25

2017	13.50	(0.13)[1]	4.37	4.24	0.00	0.00	0.00	17.74	31.41	[3]	1.23		(0.13)	1.10		(0.85)	113.6	40.97

2016	11.19	0.12 [1]	2.46	2.58	0.00	(0.27)	(0.27)	13.50	23.47	[3]	1.49		(0.39)	1.10		1.06	22.8	90.74

2015	11.71	(0.10)[1]	(0.42)	(0.52)	0.00	0.00	0.00	11.19	(4.44)[3,4]		1.25		(0.15)	1.10		(0.72)	53.9	114.82

2014	10.00	(0.08)[1]	1.79 [2]	1.71	0.00	0.00	0.00	11.71	17.10	[3]	1.91		(0.81)	1.10		(0.64)	48.7	109.40

R6 SHARES

Year Ended September 30,

2019	24.03	(0.18)[1]	(2.67)	(2.85)	0.00	(1.50)	(1.50)	19.68	(11.75)		1.09		0.00	1.09		(0.88)	6.8	55.94

2018	17.74	0.03 [1]	6.30	6.33	(0.04)	0.00	(0.04)	24.03	35.75	[3]	1.10	[8]	(0.01)	1.09		0.15	5.6	72.25

2017	13.50	(0.12)[1]	4.36	4.24	0.00	0.00	0.00	17.74	31.41	[3]	1.22		(0.13)	1.09		(0.79)	3.2	40.97

2016[5]	12.89	(0.01)[1]	0.62	0.61	0.00	0.00	0.00	13.50	4.73	[3,6]	1.48	[7]	(0.39)[7]	1.09	[7]	(0.66)[7]	2.0	90.74

[1]	Based on average shares outstanding.
[2]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]

The Adviser made a voluntary payment to the Fund in the amount of $1,000 to compensate the Fund for a loss incurred due to a trade processing error. The impact of this payment increased the Fund’s total return by less than 0.01%.

[5]	For the period August 31, 2016 (initial offering of R6 Shares) to September 30, 2016.
[6]	Not Annualized.
[7]	Annualized.
[8]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	51

Baron Investment Funds	September 30, 2019

FINANCIAL HIGHLIGHTS (Continued)

BARON DURABLE ADVANTAGE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:				Less distributions to shareholders from:						Ratios to Average Net Assets:							Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income ($)		Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (%)		Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended September 30,

2019	10.74	0.03	[1]	1.03	1.06	(0.03)	0.00	(0.03)	11.77	9.97	[2]	6.22		(5.27)	0.95		0.25		1.9	13.23

Period Ended September 30,

2018[5]	10.00	0.01	[1]	0.73	0.74	0.00	0.00	0.00	10.74	7.40	[2,3]	7.45	[4]	(6.50)[4]	0.95	[4]	0.19	[4]	0.6	5.85	[3]

INSTITUTIONAL SHARES

Year Ended September 30,

2019	10.76	0.06	[1]	1.03	1.09	(0.03)	0.00	(0.03)	11.82	10.23	[2]	4.91		(4.21)	0.70		0.52		4.7	13.23

Period Ended September 30,

2018[5]	10.00	0.04	[1]	0.72	0.76	0.00	0.00	0.00	10.76	7.60	[2,3]	5.71	[4]	(5.01)[4]	0.70	[4]	0.46	[4]	3.0	5.85	[3]

R6 SHARES

Year Ended September 30,

2019	10.75	0.06	[1]	1.04	1.10	(0.03)	0.00	(0.03)	11.82	10.34	[2]	4.65		(3.95)	0.70		0.53		0.5	13.23

Period Ended September 30,

2018[5]	10.00	0.04	[1]	0.71	0.75	0.00	0.00	0.00	10.75	7.50	[2,3]	5.24	[4]	(4.54)[4]	0.70	[4]	0.46	[4]	0.4	5.85	[3]

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	For the period January 2, 2018 (commencement of operations) to September 30, 2018.

52	See Notes to Financial Statements.

September 30, 2019	Baron Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Investment Funds Trust and Shareholders of

Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund and Baron Durable Advantage Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of each of the Funds indicated in the table below (constituting the Baron Investment Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Baron Asset Fund Baron Growth Fund Baron Small Cap Fund Baron Opportunity Fund Baron Fifth Avenue Growth Fund Baron Discovery Fund	Statements of operations for the year ended September 30, 2019 and the statements of changes in net assets for each of the two years in the period ended September 30, 2019
Baron Durable Advantage Fund

Statement of operations for the year ended September 30, 2019 and the statements of changes in net assets for the year ended September 30, 2019 and for the period January 2, 2018 (commencement of operations) through September 30, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 25, 2019

We have served as the auditor of one or more investment companies in the Baron group of funds since 1987.

Baron Funds	September 30, 2019

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended September 30, 2019 are listed below.

During the fiscal year ended September 30, 2019, the Funds’ distributions to shareholders included:

Fund	Ordinary Income[1,3]	Long-Term Capital Gains[2,3]

Baron Asset Fund	—	$211,479,374

Baron Growth Fund	—	430,003,177

Baron Small Cap Fund	—	351,005,399

Baron Opportunity Fund	—	19,401,893

Baron Fifth Avenue Growth Fund	—	—

Baron Discovery Fund	370,619	25,930,763

Baron Durable Advantage Fund	13,002	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to The Tax Cuts and Jobs Act of 2017.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on net investment income.

Of the total ordinary income distributions paid by Baron Discovery Fund and Baron Durable Advantage Fund, 100.00% and 100.00%, respectively, is qualified dividend income subject to a reduced tax rate and 100.00% and 100.00%, respectively, qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax return for the calendar year ending December 31, 2019 will be listed on the Form 1099-DIV, which will be mailed to you in January 2020.

September 30, 2019	Baron Funds

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on April 1, 2019 and held for the six months ended September 30, 2019.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 20191

	Actual Total Return	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron Asset Fund — Retail Shares	7.18%	$1,000.00	$1,071.80		1.31%	$6.80
Baron Asset Fund — Institutional Shares	7.34%	$1,000.00	$1,073.40		1.05%	$5.46
Baron Asset Fund — R6 Shares	7.32%	$1,000.00	$1,073.20		1.05%	$5.46
Baron Growth Fund — Retail Shares	6.14%	$1,000.00	$1,061.40		1.29%	$6.67
Baron Growth Fund — Institutional Shares	6.28%	$1,000.00	$1,062.80		1.03%	$5.33
Baron Growth Fund — R6 Shares	6.28%	$1,000.00	$1,062.80		1.04%	$5.38
Baron Small Cap Fund — Retail Shares	(0.07)%	$1,000.00	$999.30		1.30%	$6.52
Baron Small Cap Fund — Institutional Shares	0.03%	$1,000.00	$1,000.30		1.05%	$5.27
Baron Small Cap Fund — R6 Shares	0.03%	$1,000.00	$1,000.30		1.05%	$5.27
Baron Opportunity Fund — Retail Shares	1.27%	$1,000.00	$1,012.70		1.33%	$6.71
Baron Opportunity Fund — Institutional Shares	1.36%	$1,000.00	$1,013.60		1.08%	$5.45
Baron Opportunity Fund — R6 Shares	1.40%	$1,000.00	$1,014.00		1.07%	$5.40
Baron Fifth Avenue Growth Fund — Retail Shares	5.04%	$1,000.00	$1,050.40	[3]	1.00%[4]	$5.14
Baron Fifth Avenue Growth Fund — Institutional Shares	5.16%	$1,000.00	$1,051.60	[3]	0.75%[4]	$3.86
Baron Fifth Avenue Growth Fund — R6 Shares	5.16%	$1,000.00	$1,051.60	[3]	0.75%[4]	$3.86
Baron Discovery Fund — Retail Shares	(3.91)%	$1,000.00	$960.90	[3]	1.35%[4]	$6.64
Baron Discovery Fund — Institutional Shares	(3.81)%	$1,000.00	$961.90		1.09%	$5.36
Baron Discovery Fund — R6 Shares	(3.81)%	$1,000.00	$961.90		1.09%	$5.36
Baron Durable Advantage Fund — Retail Shares	11.25%	$1,000.00	$1,112.50	[3]	0.95%[4]	$5.03
Baron Durable Advantage Fund — Institutional Shares	11.40%	$1,000.00	$1,114.00	[3]	0.70%[4]	$3.71
Baron Durable Advantage Fund — R6 Shares	11.40%	$1,000.00	$1,114.00	[3]	0.70%[4]	$3.71

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.

Baron Funds	September 30, 2019

FUND EXPENSES (Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2019

	Hypothetical Annualized Total Return	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron Asset Fund — Retail Shares	5.00%	$1,000.00	$1,018.50		1.31%	$6.63
Baron Asset Fund — Institutional Shares	5.00%	$1,000.00	$1,019.80		1.05%	$5.32
Baron Asset Fund — R6 Shares	5.00%	$1,000.00	$1,019.80		1.05%	$5.32
Baron Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.60		1.29%	$6.53
Baron Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.90		1.03%	$5.22
Baron Growth Fund — R6 Shares	5.00%	$1,000.00	$1,019.85		1.04%	$5.27
Baron Small Cap Fund — Retail Shares	5.00%	$1,000.00	$1,018.55		1.30%	$6.58
Baron Small Cap Fund — Institutional Shares	5.00%	$1,000.00	$1,019.80		1.05%	$5.32
Baron Small Cap Fund — R6 Shares	5.00%	$1,000.00	$1,019.80		1.05%	$5.32
Baron Opportunity Fund — Retail Shares	5.00%	$1,000.00	$1,018.40		1.33%	$6.73
Baron Opportunity Fund — Institutional Shares	5.00%	$1,000.00	$1,019.65		1.08%	$5.47
Baron Opportunity Fund — R6 Shares	5.00%	$1,000.00	$1,019.70		1.07%	$5.42
Baron Fifth Avenue Growth Fund — Retail Shares	5.00%	$1,000.00	$1,020.05	[3]	1.00%[4]	$5.06
Baron Fifth Avenue Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,021.31	[3]	0.75%[4]	$3.80
Baron Fifth Avenue Growth Fund — R6 Shares	5.00%	$1,000.00	$1,021.31	[3]	0.75%[4]	$3.80
Baron Discovery Fund — Retail Shares	5.00%	$1,000.00	$1,018.30	[3]	1.35%[4]	$6.83
Baron Discovery Fund — Institutional Shares	5.00%	$1,000.00	$1,019.60		1.09%	$5.52
Baron Discovery Fund — R6 Shares	5.00%	$1,000.00	$1,019.60		1.09%	$5.52
Baron Durable Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,020.31	[3]	0.95%[4]	$4.81
Baron Durable Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,021.56	[3]	0.70%[4]	$3.55
Baron Durable Advantage Fund — R6 Shares	5.00%	$1,000.00	$1,021.56	[3]	0.70%[4]	$3.55

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.

September 30, 2019	Baron Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR THE FUNDS BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Investment Funds Trust (the “Trust”) met on May 23, 2019 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund (each, a “Fund” and collectively, the “Funds”). The members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the investment advisory agreements for the Funds. Representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from Broadridge, and were advised by independent legal counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the investment advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees considered the information provided, including their experience and knowledge gained from their service as Trustees and their experience generally, including the following, which they had considered in past years and remained, in their thinking, material to their consideration:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, extent and quality of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•

The advisory fees, total expense ratios of the Funds and comparisons to similar funds managed by other advisers over comparable periods. They observed that, for most of the Funds, while the advisory fee was comparatively higher, the net operating expenses paid by the Funds (total expense ratio) were within the range of those of the funds in their respective peer groups; and

•	Additional services provided by the Adviser.

Based on the considerations as described above, the Board concluded that the nature, extent and quality of the services the Adviser provides to each Fund, including performance consistent with its investing principles as discussed below, supported approval of the investment advisory agreement for each Fund.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with representatives of Broadridge. The Board considered for each Fund, among other information, Broadridge’s comparisons of the expense ratio and contractual advisory fee with those of peer group (comparable) funds selected by Broadridge and Morningstar category medians. The Board also considered, among other performance information, Broadridge’s comparisons of each Fund’s annualized total return and related risk metrics over one-, three- and five-year periods, where applicable, against peer group funds and Morningstar category medians. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s performance remained consistent with expectations for the Adviser’s investment style, in light of recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to sub-advised accounts and separately managed accounts. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds. The Board also considered a profitability analysis prepared by the Adviser and discussed with the representatives of the Adviser that the Adviser has continued to invest in quality personnel, systems and facilities, and otherwise continued to invest in its business, irrespective of fund flows.

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board considered the costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds.

The Board concluded that the advisory fee for each Fund was supportable in light of the services provided as discussed at this meeting.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund’s advisory fee reflected economies of scale for the benefit of Fund shareholders, appreciating that the economies of scale analysis is predicated on generally predictable increasing assets and noting the small size of certain Funds and the significant fluctuation in assets in recent years. The Board considered that small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves other types of investing, particularly as asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business. The Board members reiterated their intention to continue to consider the extent of economies of scale, asset growth and the Adviser’s plans to invest further to support the Funds.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of each Fund’s investment advisory agreement.

Baron Funds	September 30, 2019

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of the Trust until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Officer and Trustee is Baron Investment Funds Trust, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 75	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	32 years	Director, Chairman, CEO and CIO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present).	17	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 63	Chairman, President, Chief Operating Officer and Trustee	32 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-Present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present).	17	None
Independent Trustees

Norman S. Edelcup(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 83	Trustee	32 years	Mayor (2003-2015): Sunny Isles Beach, Florida; Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-2016); Director: Valhi, Inc. (diversified company) (1975-2016).

Thomas J. Folliard(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 54	Trustee	1 year	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); President and Chief Executive Officer: CarMax, Inc. (2006-2016); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	17	Director: PulteGroup, Inc. (2012-Present)

Harold W. Milner(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 84	Trustee	32 years	Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None

Raymond Noveck(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 75	Lead Trustee	32 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None

Anita Rosenberg(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 54	Trustee	5 years	Advisory Board Member: Impala Capital Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	17	Director: Golub Capital BDC, Inc. (2011-Present).

September 30, 2019	Baron Funds

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued)

David A. Silverman, MD(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 68	Trustee	32 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None

Alex Yemenidjian(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 62	Trustee	13 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	17	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present).
Additional Officers of the Funds

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 48	Vice President and Chief Compliance Officer	4 years	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (2014-Present); Vice President: the Firm* (2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-2014).	N/A	N/A

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 59	Senior Vice President	22 years	Director and Senior Vice President: the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 50	Vice President, General Counsel and Secretary	11 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 49	Senior Vice President	16 years	Senior Vice President: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 57	Treasurer and Chief Financial Officer	32 years	Chief Financial Officer and Treasurer: the Firm*, Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

*	The “Firm” means BCG along with its subsidiaries BCI, Baron Capital Management, Inc. and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and BCI.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

SEPTEMBER 30

Item 2.	Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended September 30, 2019 and September 30, 2018:

(a)

Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

	2019	2018
Baron Investment Funds Trust	$312,060	$272,200

(b)	Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2019	2018
Baron Investment Funds Trust	$0	$0

(c)	Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

	2019	2018
Baron Investment Funds Trust	$109,973	$110,350

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d)	All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2019	2018
Baron Investment Funds Trust	$0	$0

e)    Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not Applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

2019:	$30,500
2018:	$30,500

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6.	Schedule of Investments.

Included herein under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON INVESTMENT FUNDS TRUST

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	December 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	December 5, 2019

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date:	December 5, 2019